UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

AB MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2016

Date of reporting period: May 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.16

ANNUAL REPORT

AB MUNICIPAL INCOME FUND

+	AB CALIFORNIA PORTFOLIO
+	AB HIGH INCOME MUNICIPAL PORTFOLIO
+	AB NATIONAL PORTFOLIO
+	AB NEW YORK PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 15, 2016

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Municipal Income Fund (the “Fund”) for the annual reporting period ended May 31, 2016. The Fund has four portfolios: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (together, the “Portfolios”).

Investment Objective and Policies

The investment objective of the California, National and New York Portfolios is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal or income. Each of the California, National and New York Portfolios invests principally in high-yielding, predominantly investment-grade municipal securities. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk. The High Income Municipal Portfolio invests principally in high-yielding municipal securities that may be non-investment-grade or investment-grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”) for certain taxpayers. Each of the Portfolios that invests in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments, tender option bond transactions (“TOBs”), zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities and derivatives, such as options, futures contracts, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities and certain types of mortgage related securities. The Portfolio may invest in derivatives, such as options, futures contracts, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

AB MUNICIPAL INCOME FUND •	1

Investment Results

The tables on pages 7–10 show performance for each Portfolio compared with its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended May 31, 2016.

AB California Portfolio – For the six-month period, all share classes of the Portfolio underperformed the benchmark except for Advisor Class shares; for the 12-month period, Class A and Advisor Class shares outperformed the benchmark, while Class B and C shares underperformed, before sales charges. For both periods, an underweight in the state general obligation (“GO”) sector contributed and an overweight in the pre-refunded sector detracted from performance, relative to the benchmark. For the six-month period, security selection in the education, health care and special tax sectors contributed, while security selection in the transportation and pre-refunded sectors detracted. For the 12-month period, security selection in the state GO, education and special tax sectors contributed, while security selection in transportation detracted.

AB High Income Municipal Portfolio – For both periods, all share classes of the Portfolio outperformed the benchmark, before sales charges. For both periods, an overweight in the health care and industrial sectors contributed, relative to the benchmark. For the six-month period, security selection in the health care, industrial, transportation, education and water sectors contributed. For the 12-month period, an overweight in the state GO sector and security selection in the industrials, health care, transportation, water and special tax sectors also contributed. An underweight to the transportation and leasing sectors, and security selection in the local GO and leasing sectors, detracted for both periods.

AB National Portfolio – All share classes outperformed the benchmark for the six-month period; for the 12-month period, Class A and Advisor Class shares outperformed the benchmark while Class B and C shares underperformed, before sales charges. For both periods, an underweight in the state GO sector and security selection in the special tax, health care, and water sectors contributed, relative to the benchmark. An overweight in the pre-refunded sector detracted for the six-month period. For the 12-month period, security selection in the transportation and insured sectors contributed to performance; an underweight in the pre-refunded sector and security selection in the leasing sector detracted.

AB New York Portfolio – All share classes of the Portfolio outperformed the benchmark for the six-month period, except Class C shares which performed the same; for the 12-month period, Class A and Advisor Class shares outperformed, while Class B and C shares underperformed, before sales charges. For both periods, an underweight in the state GO sector and security selection in the special tax, health care, local GO and transportation sectors contributed. An overweight to the pre-refunded sector and underweight to the leasing sector detracted for both periods. For the six-month period, security selection in the leasing, education and insured sectors detracted. For the 12-month period, security selection in the power sector also contributed to performance, while security selection in the industrial and leasing sectors detracted.

During both periods, the California, National and New York Portfolios utilized derivatives in the form of interest rate swaps and inflation (“CPI”) swaps for hedging purposes, which had no material impact on absolute perform-

2	• AB MUNICIPAL INCOME FUND

ance. The High Income Portfolio utilized interest rate swaps, CPI swaps and purchased options for hedging purposes; credit default swaps were used for investment purposes. CPI swaps and credit default swaps had no material impact on absolute performance for either period; interest rate swaps had no material impact on performance for the six-month period and added for the 12-month period. Purchased options were not utilized during the six-month period, and had no material impact on performance for the 12-month period.

Market Review and Investment Strategy

Intermediate- and long-maturity bonds had strong returns over both periods, as falling global commodity prices and slowing economic growth drove yields lower. Shorter-maturity bonds underperformed as the US Federal Reserve increased the Federal Funds rate above its zero target to a 0.25% target for the first time since 2008. Across fixed-income sectors, municipals had strong performance due primarily to a combination of continued investor demand and limited supply. The total volume of municipal bonds outstanding has declined since 2010, unlike the corporate and US Treasury markets which have seen an increase in issuance. Municipal credit continues to do well, as economic growth and tax receipts are correlated which has caused tax revenues for state and local governments to hit all-time highs. State and local governments have kept payrolls and expenditures in check as government employment is approximately 500,000 below the peak during the financial crisis. The Portfolios’ Senior Investment Management Team continues to be overweight credit (municipal bonds rated A and below) and underweight the longest-maturity bonds in the Portfolios.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds*	Pre-refunded/ ETM*/ Insured Bonds†
California	10.24%	1.51%
High Income	2.42	0.41
National	10.86	3.76
New York	7.46	0.00

*	Escrowed to maturity.
†	Breakdowns expressed as a percentage of investments in municipal bonds.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB MUNICIPAL INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk (High Income Municipal Portfolio): Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Leverage Risk (High Income Municipal Portfolio): To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB MUNICIPAL INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, recently defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of the Portfolios’ shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolios and the National, California and New York Portfolios returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, their returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB MUNICIPAL INCOME FUND

Disclosures and Risks

AB CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB California Portfolio
Class A	3.36%	5.88%

Class B*	2.97%	5.00%

Class C	2.97%	5.09%

Advisor Class†	3.49%	6.14%

Barclays Municipal Bond Index	3.42%	5.87%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB California Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	7

Historical Performance

AB HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB High Income Municipal Portfolio
Class A	5.54%	8.82%

Class C	5.15%	7.92%

Advisor Class*	5.68%	9.00%

Barclays Municipal Bond Index	3.42%	5.87%

*    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/26/10* TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Municipal Portfolio Class A shares (from 1/26/10* to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB MUNICIPAL INCOME FUND

Historical Performance

AB NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB National Portfolio
Class A	3.95%	6.44%

Class B*	3.67%	5.77%

Class C	3.56%	5.66%

Advisor Class†	4.08%	6.60%

Barclays Municipal Bond Index	3.42%	5.87%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB National Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	9

Historical Performance

AB NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB New York Portfolio
Class A	3.81%	6.00%

Class B*	3.43%	5.22%

Class C	3.42%	5.21%

Advisor Class†	3.94%	6.15%

Barclays Municipal Bond Index	3.42%	5.87%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB New York Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• AB MUNICIPAL INCOME FUND

Historical Performance

AB CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.06%	1.88%
1 Year	5.88%	2.69%
5 Years	5.36%	4.72%
10 Years	4.65%	4.33%

Class B Shares			0.33%	0.59%
1 Year	5.00%	2.00%
5 Years	4.62%	4.62%
10 Years(a)	4.23%	4.23%

Class C Shares			0.34%	0.60%
1 Year	5.09%	4.09%
5 Years	4.64%	4.64%
10 Years	3.93%	3.93%

Advisor Class Shares‡			1.34%	2.38%
1 Year	6.14%	6.14%
5 Years	5.66%	5.66%
Since Inception^	5.51%	5.51%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year				4.18%
5 Years				4.97%
10 Years				4.53%

Class B Shares
1 Year				3.72%
5 Years				4.89%
10 Years(a)				4.41%

Class C Shares
1 Year				5.63%
5 Years				4.87%
10 Years				4.11%

Advisor Class Shares‡
1 Year				7.70%
5 Years				5.92%
Since Inception^				5.65%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND •	11

Historical Performance

AB CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.57%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

^	Inception date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

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12	• AB MUNICIPAL INCOME FUND

Historical Performance

AB HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			2.74%	4.22%
1 Year	8.82%	5.52%
5 Years	8.60%	7.95%
Since Inception^	7.74%	7.22%

Class C Shares			2.08%	3.20%
1 Year	7.92%	6.92%
5 Years	7.84%	7.84%
Since Inception^	6.97%	6.97%

Advisor Class Shares‡			3.07%	4.72%
1 Year	9.00%	9.00%
5 Years	8.92%	8.92%
Since Inception^	8.03%	8.03%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				8.20%
5 Years				7.99%
Since Inception^				7.47%

Class C Shares
1 Year				9.69%
5 Years				7.89%
Since Inception^				7.21%

Advisor Class Shares‡
1 Year				11.80%
5 Years				8.97%
Since Inception^				8.28%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND •	13

Historical Performance

AB HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.62% and 0.62% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

^	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

14	• AB MUNICIPAL INCOME FUND

Historical Performance

AB NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.36%	2.09%
1 Year	6.44%	3.21%
5 Years	5.19%	4.56%
10 Years	4.57%	4.25%

Class B Shares			0.57%	0.88%
1 Year	5.77%	2.77%
5 Years	4.50%	4.50%
10 Years(a)	4.13%	4.13%

Class C Shares			0.66%	1.02%
1 Year	5.66%	4.66%
5 Years	4.48%	4.48%
10 Years	3.84%	3.84%

Advisor Class Shares‡			1.65%	2.54%
1 Year	6.60%	6.60%
5 Years	5.49%	5.49%
Since Inception^	5.41%	5.41%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				5.24%
5 Years				4.83%
10 Years				4.45%

Class B Shares
1 Year				4.76%
5 Years				4.77%
10 Years(a)				4.34%

Class C Shares
1 Year				6.65%
5 Years				4.72%
10 Years				4.04%

Advisor Class Shares‡
1 Year				8.72%
5 Years				5.77%
Since Inception^				5.57%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND •	15

Historical Performance

AB NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.57%, 1.56% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

^	Inception date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

16	• AB MUNICIPAL INCOME FUND

Historical Performance

AB NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.04%	1.75%
1 Year	6.00%	2.79%
5 Years	4.27%	3.64%
10 Years	4.23%	3.91%

Class B Shares			0.26%	0.44%
1 Year	5.22%	2.22%
5 Years	3.54%	3.54%
10 Years(a)	3.80%	3.80%

Class C Shares			0.33%	0.56%
1 Year	5.21%	4.21%
5 Years	3.55%	3.55%
10 Years	3.50%	3.50%

Advisor Class Shares‡			1.32%	2.23%
1 Year	6.15%	6.15%
5 Years	4.57%	4.57%
Since Inception^	4.77%	4.77%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				4.57%
5 Years				3.89%
10 Years				4.09%

Class B Shares
1 Year				4.07%
5 Years				3.78%
10 Years(a)				3.98%

Class C Shares
1 Year				6.06%
5 Years				3.78%
10 Years				3.69%

Advisor Class Shares‡
1 Year				8.23%
5 Years				4.81%
Since Inception^				4.94%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND •	17

Historical Performance

AB NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83%, 1.59%, 1.58% and 0.57% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

^	Inception date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

18	• AB MUNICIPAL INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
AB California Portfolio
Class A
Actual	$1,000	$1,033.60	$3.86	0.76%
Hypothetical**	$1,000	$1,021.20	$3.84	0.76%
Class B
Actual	$1,000	$1,029.70	$7.66	1.51%
Hypothetical**	$1,000	$1,017.45	$7.62	1.51%
Class C
Actual	$1,000	$1,029.70	$7.66	1.51%
Hypothetical**	$1,000	$1,017.45	$7.62	1.51%
Advisor Class
Actual	$1,000	$1,034.90	$2.59	0.51%
Hypothetical**	$1,000	$1,022.45	$2.58	0.51%

AB MUNICIPAL INCOME FUND •	19

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
AB High Income Municipal Portfolio
Class A
Actual	$1,000	$1,055.40	$4.42	0.86%
Hypothetical**	$1,000	$1,020.70	$4.34	0.86%
Class C
Actual	$1,000	$1,051.50	$8.26	1.61%
Hypothetical**	$1,000	$1,016.95	$8.12	1.61%
Advisor Class
Actual	$1,000	$1,056.80	$3.14	0.61%
Hypothetical**	$1,000	$1,021.95	$3.08	0.61%
AB National Portfolio
Class A
Actual	$1,000	$1,039.50	$3.82	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class B
Actual	$1,000	$1,036.70	$7.69	1.51%
Hypothetical**	$1,000	$1,017.45	$7.62	1.51%
Class C
Actual	$1,000	$1,035.60	$7.63	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Advisor Class
Actual	$1,000	$1,040.80	$2.55	0.50%
Hypothetical**	$1,000	$1,022.50	$2.53	0.50%
AB New York Portfolio
Class A
Actual	$1,000	$1,038.10	$3.97	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
Class B
Actual	$1,000	$1,034.30	$7.78	1.53%
Hypothetical**	$1,000	$1,017.35	$7.72	1.53%
Class C
Actual	$1,000	$1,034.20	$7.78	1.53%
Hypothetical**	$1,000	$1,017.35	$7.72	1.53%
Advisor Class
Actual	$1,000	$1,039.40	$2.65	0.52%
Hypothetical**	$1,000	$1,022.40	$2.63	0.52%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

20	• AB MUNICIPAL INCOME FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of May 31, 2016. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL INCOME FUND •	21

Portfolio Summary

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of May 31, 2016. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

22	• AB MUNICIPAL INCOME FUND

Portfolio Summary

AB CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.1%
Long-Term Municipal Bonds – 100.1%
California – 98.0%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35-10/01/36	$11,350	$13,521,174
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/33-6/01/35	3,300	4,051,267
Banning Utility Authority NATL Series 2005 5.25%, 11/01/30 (Pre-refunded/ETM)	8,405	8,567,637
Bay Area Toll Authority Series 2009F-1 5.25%, 4/01/27 (Pre-refunded/ETM)	7,500	8,402,100
Series 2010S-2 5.00%, 10/01/30	2,350	2,685,932
Series 2013S 5.00%, 4/01/31-4/01/33	12,700	15,004,778
Beaumont Financing Authority AMBAC Series 2007C 5.00%, 9/01/26	3,305	3,408,149
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	5,725	6,488,600
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/35	4,415	5,234,380
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/30	1,250	1,449,050
Series 2015 5.00%, 11/01/31	2,000	2,441,340
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/30	2,000	2,489,920
California Health Facilities Financing Authority (Dignity Health Obligated Group) Series 2008G 5.50%, 7/01/25	3,180	3,469,380
California Health Facilities Financing Authority (St Joseph Health System Obligated Group) Series 2013A 5.00%, 7/01/33	5,000	5,866,350

AB MUNICIPAL INCOME FUND •	23

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank (Academy of Motion Picture Arts and Sciences Obligated Group) Series 2015 5.00%, 11/01/33-11/01/34	$4,035	$4,813,985
California Municipal Finance Authority (American Heritage Education Foundation/CA) Series 2016A 5.00%, 6/01/36	1,000	1,135,520
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 4/01/35-4/01/41	5,960	6,679,342
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2014 5.25%, 1/01/45	1,295	1,315,500
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(a)	2,745	2,638,631
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(b)	11,550	11,979,198
California School Finance Authority (Alliance College-Ready Public Schools Facilities Corp.) Series 2015A 5.00%, 7/01/45(b)	8,000	8,635,360
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 6/01/46-6/01/51(b)	4,325	4,426,706
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2015A 5.00%, 8/01/45(b)	1,000	1,076,810
California School Finance Authority (Kipp LA) Series 2014A 5.00%, 7/01/34	600	662,838

24	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/36-6/01/46(b)	$3,500	$3,677,670
California School Finance Authority (View Park Elementary & Middle Schools) Series 2014A 5.625%, 10/01/34	575	632,466
5.875%, 10/01/44	1,000	1,106,250
6.00%, 10/01/49	715	794,522
California State Public Works Board (California State Public Works Board Lease) Series 2012A 5.00%, 4/01/37	5,000	5,773,500
California State University Series 2016A 4.00%, 11/01/34	1,000	1,128,130
California Statewide Communities Development Authority (American Baptist Homes of the West) Series 2015 5.00%, 10/01/26-10/01/45	5,645	6,591,515
California Statewide Communities Development Authority (Buck Institute for Research on Aging) AGM Series 2014 5.00%, 11/15/34-11/15/44	4,500	5,289,655
California Statewide Communities Development Authority (Highland Creek Associates LP/CA) Series 2001K 5.40%, 4/01/34	5,090	5,109,138
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/36(b)	5,000	5,627,950
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44	1,800	1,936,656
5.375%, 11/01/49	2,500	2,702,575
Capistrano Unified School District School Facilities Improvement District No 1 AGM Series 2001B Zero Coupon, 8/01/25	8,000	5,905,520

AB MUNICIPAL INCOME FUND •	25

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Encinitas CA (City of Encinitas CA CFD No 1) Series 2012 5.00%, 9/01/26-9/01/29	$2,795	$3,236,621
City of Irvine CA (City of Irvine CA Assessment Dist No 13-1) Series 2013 5.00%, 9/02/27-9/02/29	1,760	2,045,262
City of Long Beach CA (City of Long Beach CA Marina Revenue) Series 2015 5.00%, 5/15/32-5/15/45	5,600	6,361,204
City of Los Angeles CA Wastewater System Revenue Series 2013B 5.00%, 6/01/31	5,000	6,102,200
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,378,163
Series 2010A 5.00%, 5/15/25-5/15/27	12,475	14,340,096
City of Palm Springs CA COP Series 1991B Zero Coupon, 4/15/21 (Pre-refunded/ETM)	37,500	35,225,250
City of Palo Alto CA (City of Palo Alto CA University Avenue AD) Series 2012 5.00%, 9/02/25-9/02/30	3,290	3,736,394
City of Redding CA NATL Series 1992 11.848%, 7/01/22 (Pre-refunded/ETM)(c)	875	1,143,048
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/33	10,090	12,116,173
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/36	755	780,021
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009B 5.00%, 11/01/27	4,705	5,314,250
City of San Jose CA Hotel Tax Revenue Series 2011 6.125%, 5/01/31	5,000	6,017,200

26	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Santa Clara CA Electric Revenue Series 2011A 5.00%, 7/01/30	$1,810	$2,090,785
County of Orange CA COP AMBAC Series 1991 6.00%, 6/01/21 (Pre-refunded/ETM)	555	607,520
County of Sacramento CA (North Vineyard District 2005-2) Series 2016 5.00%, 9/01/40-9/01/45(d)	2,265	2,613,196
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,635	1,826,262
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/40	4,000	4,450,120
Fullerton Redevelopment Agency Successor Agency (Marshall B Ketchum University) AGC Series 2004 5.00%, 4/01/21	3,250	3,361,247
Garden Grove Unified School District Series 2013C 5.00%, 8/01/32	2,535	3,013,912
Imperial Irrigation District Electric System Revenue Series 2016C 5.00%, 11/01/31-11/01/36	6,000	7,431,675
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/31-9/01/35	4,925	5,428,470
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/28-11/01/30	11,485	13,400,752
Los Angeles County Sanitation Districts Financing Authority Series 2015A 5.00%, 10/01/34	5,000	6,006,450
Los Angeles Department of Water & Power AMBAC 5.00%, 7/01/24	5,250	5,496,248
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 7/01/25(e)	8,000	9,320,320
Los Angeles Unified School District/CA COP Series 2012B 5.00%, 10/01/28-10/01/29	9,220	10,945,249

AB MUNICIPAL INCOME FUND •	27

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No 1) AMBAC Series 2005 5.00%, 3/01/26	$1,900	$1,906,232
Series 2010 5.875%, 3/01/32	1,580	1,842,675
6.00%, 3/01/36	1,125	1,312,661
Oakland Unified School District/Alameda County NATL Series 2007 5.00%, 8/01/22	8,975	9,411,813
Series 2015A 5.00%, 8/01/31-8/01/33	5,340	6,333,040
Orange County Transportation Authority Series 2013 5.00%, 8/15/29	2,360	2,813,309
Oxnard Financing Authority AGM Series 2014 5.00%, 6/01/31	5,250	6,309,450
Port of Los Angeles Series 2009C 5.00%, 8/01/26	21,450	24,070,117
Poway Unified School District (Poway Unified School District CFD No 6) Series 2012 5.00%, 9/01/26	970	1,123,939
Poway Unified School District Public Financing Authority Series 2015A 5.00%, 9/01/33-9/01/34	2,500	2,845,960
Redding Joint Powers Financing Authority Series 2015A 5.00%, 6/01/30	1,350	1,624,819
Richmond Community Redevelopment Agency Series 2010A 5.75%, 9/01/24-9/01/25	1,985	2,294,637
6.00%, 9/01/30	1,395	1,621,548
Riverside County Transportation Commission (Riverside County Transportation Commission Sales Tax) Series 2013A 5.25%, 6/01/32	9,165	11,086,900
Rocklin Unified School District Community Facilities District NATL Series 2004 5.00%, 9/01/25	1,000	1,003,210

28	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento County Housing Authority (Verandas A Senior Community) Series 2000H 5.70%, 3/01/34	$2,875	$2,883,740
Sacramento Regional Transit District Series 2012 5.00%, 3/01/36-3/01/42	4,250	4,755,755
San Diego County Water Authority Financing Corp. Series 2011B 5.00%, 5/01/29-5/01/30	16,115	18,843,063
San Diego Public Facilities Financing Authority (San Diego Public Facilities Financing Authority Lease) Series 2010A 5.25%, 3/01/25	15,000	17,311,050
San Diego Unified School District/CA Series 2013C 5.00%, 7/01/32	3,180	3,783,532
Series 2016S 4.00%, 7/01/32	5,250	6,002,955
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) AGM Series 2000A 6.125%, 1/01/27	1,480	1,488,288
Series 2010A 4.90%, 5/01/29	2,200	2,466,530
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	8,170,650
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/29	1,310	1,485,488
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 8/01/33-8/01/35	2,000	2,392,610
Series 2016C 5.00%, 8/01/32-8/01/35	2,000	2,423,220
San Joaquin Hills Transportation Corridor Agency Series 1993 Zero Coupon, 1/01/20-1/01/21 (Pre-refunded/ETM)	40,000	38,193,400
Zero Coupon, 1/01/23 (Pre-refunded/ETM)(f)	25,000	22,763,250

AB MUNICIPAL INCOME FUND •	29

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Mateo Joint Powers Financing Authority (San Mateo Joint Powers Financing Authority Lease) Series 2016A 4.00%, 7/15/32-7/15/35	$6,605	$7,459,944
Santa Ana Unified School District Series 2008A 5.25%, 8/01/28	5,400	5,907,654
Southern California Public Power Authority Series 2009A 5.00%, 7/01/23	3,200	3,523,200
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 7/01/33-7/01/34	8,200	10,029,392
State of California Series 2004 5.30%, 4/01/29	5	5,019
Series 2013 5.00%, 2/01/31-11/01/31	10,000	12,164,400
Series 2014 5.00%, 12/01/30	2,000	2,464,160
Series 2015 5.00%, 8/01/32	6,050	7,414,638
State of California (Inland Regional Center) Series 2015 5.00%, 6/15/32	5,000	5,916,350
State of California Department of Water Resources Series 2008 5.00%, 12/01/24-12/01/27	195	210,805
Series 2008AE 5.00%, 12/01/24 (Pre-refunded/ETM)	4,905	5,322,023
5.00%, 12/01/27 (Pre-refunded/ETM)	2,580	2,799,352
Series 2009A 5.00%, 12/01/29 (Pre-refunded/ETM)	1,295	1,429,058
5.00%, 12/01/29	930	1,021,903
Stockton Public Financing Authority AGC Series 2006A 5.00%, 9/01/17	2,285	2,306,410
Successor Agency to the Redev of San Francisco – Mission Bay North Series 2016A 5.00%, 8/01/32-8/01/36	3,335	4,066,811

30	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tejon Ranch Public Facilities Finance Authority (Tejon Ranch Public Facilities Finance Authority CFD No 1) Series 2012 5.25%, 9/01/26-9/01/28	$2,375	$2,587,211
5.50%, 9/01/30-9/01/33	2,135	2,324,225
Tustin Community Facilities District No 06-1 Series 2015A 5.00%, 9/01/32-9/01/35	3,780	4,436,466
University of California Series 2013A 5.00%, 5/15/32	9,000	10,801,890
Walnut Energy Center Authority Series 2014 5.00%, 1/01/31-1/01/32	7,700	9,238,338
West Contra Costa Healthcare District AMBAC Series 2004 5.375%, 7/01/21-7/01/24	4,720	4,809,199
Series 2011 6.00%, 7/01/32	1,050	1,198,376

		670,508,247

Massachusetts – 0.8%
Commonwealth of Massachusetts NATL Series 2000E 0.48%, 12/01/30(g)	3,125	2,836,406
NATL Series 2000G 0.48%, 12/01/30(g)	3,150	2,859,551

		5,695,957

Nevada – 0.3%
Henderson Local Improvement Districts AGM Series 2007A 5.00%, 3/01/22	2,200	2,303,202

New York – 0.2%
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.718%, 1/01/39(g)	1,300	1,157,306

Puerto Rico – 0.0%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	295	320,326

AB MUNICIPAL INCOME FUND •	31

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.8%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	$3,050	$3,641,242
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,525	1,795,459

		5,436,701

Total Municipal Obligations (cost $614,793,851)		685,421,739

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(h)(i) (cost $2,817,917)	2,817,917	2,817,917

Total Investments – 100.5% (cost $617,611,768)		688,239,656
Other assets less liabilities – (0.5)%		(3,745,960)

Net Assets – 100.0%		$684,493,696

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$6,350	12/14/20	1.548%	CPI#	$22,064
Deutsche Bank AG	6,800	7/15/20	1.265%	CPI#	148,223

					$170,287

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

32	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$6,500	1/25/26	SIFMA*	4.108%	$1,722,651
Merrill Lynch Capital Services, Inc.	3,100	10/21/16	SIFMA*	4.129%	57,348
Merrill Lynch Capital Services, Inc.	14,500	7/30/26	4.090%	SIFMA*	(3,952,867)
Merrill Lynch Capital Services, Inc.	5,000	11/15/26	4.378%	SIFMA*	(1,522,644)

					$(3,695,512)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	12/22/11	$2,745,000	$2,638,631	0.39%

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $35,423,694 or 5.2% of net assets.

(c)	Variable rate coupon, rate shown as of May 31, 2016.

(d)	When-Issued or delayed delivery security.

(e)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund. (see Note I)

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of these securities amounted to $6,853,263 or 1.00% of net assets.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.3% and 1.5%, respectively.

Glossary:

AD – Assessment District

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CFD – Community Facilities District

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	33

AB California Portfolio—Portfolio of Investments

AB HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.5%
Long-Term Municipal Bonds – 99.5%
Alabama – 2.0%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Methodist Home for the Aging) Series 2016-2015-1 6.00%, 6/01/50	$3,150	$3,267,401
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 4.75%, 1/01/25	530	534,473
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	35,865	42,770,447
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 6.25%, 2/01/23	1,000	1,072,660
7.00%, 2/01/36	3,130	3,414,611

		51,059,592

Alaska – 0.2%
City of Koyukuk AK (Tanana Chiefs Conference) Series 2011 7.75%, 10/01/41	4,550	5,144,184

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015A 6.625%, 9/01/35	5,000	5,207,950

Arizona – 1.3%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	2,955	2,968,563
5.20%, 10/01/37	6,855	6,858,085
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2012 6.30%, 7/01/42	1,000	1,077,100
Series 2014 5.00%, 7/01/44	10,690	11,746,386

34	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	$4,900	$5,481,238
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	2,400	2,754,648
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46	3,000	3,237,165

		34,123,185

California – 10.3%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	2,400	2,770,296
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)	2,870	3,598,320
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(a)	1,000	1,130,030
6.875%, 1/01/42(a)	3,500	3,933,370
Series 2014 5.00%, 1/01/35	1,050	1,066,800
5.25%, 1/01/45	3,025	3,072,886
California Municipal Finance Authority (Partnerships Uplift Cmnty Proj) Series 2012A 5.30%, 8/01/47	1,675	1,768,432
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	3,800	4,305,248
7.25%, 6/01/43	6,565	7,430,595
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	3,340	3,655,129
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(b)	3,795	3,647,944

AB MUNICIPAL INCOME FUND •	35

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	$16,720	$18,369,930
California School Finance Authority (Kipp LA) Series 2014A 5.125%, 7/01/44	2,850	3,106,329
California School Finance Authority (Partnerships Uplift Cmnty Valley Proj) Series 2014A 6.40%, 8/01/34	1,000	1,156,240
6.75%, 8/01/44	6,180	7,198,402
California School Finance Authority (TRI Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	8,995	9,708,573
California Statewide Communities Development Authority (Amino Inglewood CA High School) Series 2011A 7.25%, 8/01/41	2,000	2,278,260
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	3,470	3,782,265
California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(a)	3,300	3,351,348
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/46(a)	1,000	1,106,030
5.25%, 12/01/56(a)	5,000	5,576,200
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.375%, 11/01/49	4,500	4,864,635
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,777,680

36	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	$4,050	$4,850,644
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 5.625%, 10/01/32	1,000	1,071,510
6.00%, 10/01/47	1,000	1,072,060
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.50%, 9/01/46	1,500	1,597,815
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	4,500	5,437,620
City of San Jose CA Airport Revenue AMBAC Series 2007A 5.00%, 3/01/37	6,245	6,414,552
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	17,600	17,344,448
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(c)	9,000	10,905,750
Los Angeles County Public Works Financing Authority (Los Angeles County Public Works Financing Authority Lease) Series 2016D 5.00%, 12/01/45	6,150	7,293,715
Los Angeles Department of Water & Power WTR Series 2016A 5.00%, 7/01/41	5,000	6,063,450
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 7/01/25(c)	1,000	1,165,040
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/33-11/01/36(d)	14,750	16,366,385

AB MUNICIPAL INCOME FUND •	37

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No 1) Series 2010 6.00%, 3/01/36	$450	$525,065
Oakland Unified School District/Alameda County Series 2012A 5.50%, 8/01/32	1,500	1,751,685
Richmond Community Redevelopment Agency Series 2010A 6.00%, 9/01/30	1,235	1,435,564
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) NATL Series 2016C 5.00%, 8/01/41	2,750	3,324,998
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	5,600	6,150,088
Series 2014B 5.25%, 1/15/44	4,000	4,463,080
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.25%, 7/01/27(c)	9,960	11,779,393
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36	3,600	3,595,392
State of California Series 2016 5.00%, 9/01/35	5,000	6,184,550
University of California Series 2013A 5.00% UNVHGR, 5/15/32(c)	10,000	12,002,100
Series 2016A 5.00%, 5/15/41	10,000	12,190,100
University of California CA Revenues 5.00%, 5/15/33(c)	9,000	10,763,100
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42	5,900	6,808,777

		262,211,823

38	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 1.2%
Castle Oaks Metropolitan District No 3 Series 2015 6.25%, 12/01/44	$1,000	$1,007,120
Central Platte Valley Metropolitan District Series 2014 5.00%, 12/01/43	1,250	1,322,788
Colorado Educational & Cultural Facilities Authority (STEM School Academy) Series 2014 5.00%, 11/01/44	890	910,817
5.125%, 11/01/49	765	782,006
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,795	6,586,481
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,690	2,926,182
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.125%, 12/01/45(a)	1,750	1,809,133
6.25%, 12/01/50(a)	1,000	1,033,230
Copperleaf Metropolitan District No 2 Series 2015 5.75%, 12/01/45	1,000	1,050,860
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	600	669,876
Fitzsimons Village Metropolitan District No 1 Series 2010A 7.50%, 3/01/40	1,391	1,512,907
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40(a)	1,000	1,046,800
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	5,810	6,652,043
Sterling Ranch Community Authority Board Series 2015A 5.75%, 12/01/45	1,610	1,619,724
Three Springs Metropolitan District No 3 Series 2010 7.75%, 12/01/39	2,550	2,719,397

		31,649,364

AB MUNICIPAL INCOME FUND •	39

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.5%
Connecticut State Health & Educational Facility Authority (Quinnipiac University) Series 2015L 5.00%, 7/01/45	$3,250	$3,743,578
State of Connecticut Series 2013E 5.00%, 8/15/31(c)	7,850	9,305,939

		13,049,517

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	575	640,700

District of Columbia – 1.1%
District of Columbia (American Society of Hematology, Inc. (The)) Series 2009 5.00%, 7/01/36	3,000	3,438,600
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	1,850	2,099,713
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	2,660	2,920,760
Series 2016A 5.00%, 6/01/41-6/01/46	3,705	4,100,811
District of Columbia (KIPP DC) Series 2013 6.00%, 7/01/48	2,900	3,317,716
District of Columbia Pers Income Tax 5.00%, 12/01/29(c)	10,000	11,822,000

		27,699,600

Florida – 5.3%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	5,000	5,904,300

40	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	$3,150	$3,468,717
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/42-10/01/46	4,065	5,004,679
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	4,000	4,532,760
Bexley Community Development District Series 2016 4.875%, 5/01/47	2,090	2,065,233
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 7/01/50(a)	1,200	1,237,176
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41(b)	15,030	13,475,748
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	1,500	1,589,725
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015A 5.00%, 12/01/44	6,830	7,732,926
Collier County Health Facilities Authority (The Moorings) Series 2015A 5.00%, 5/01/45	4,325	4,953,206
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	7,900	9,337,879
Series 2015A 6.50%, 5/15/49(a)	1,000	1,023,770
Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(a)	3,500	3,539,900

AB MUNICIPAL INCOME FUND •	41

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/45(a)	$4,200	$4,452,756
Lakewood Ranch Stewardship District (Villages of Lakewood Ranch South Project) Series 2016 5.125%, 5/01/46	2,885	2,997,977
Martin County Health Facilities Authority (Martin Memorial Medical Center, Inc.) Series 2012 5.50%, 11/15/32-11/15/42	9,050	10,138,586
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	6,710	6,990,344
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	4,365	4,933,541
Series 2014 5.00%, 11/15/39-11/15/44	14,850	16,619,370
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40 (Pre-refunded/ETM)	1,035	1,355,333
Orange County School Board COP Series 2016C 5.00%, 8/01/33	2,500	3,055,175
Palm Beach County Health Facilities Authority Series 2007 5.875%, 11/15/37 (Pre-refunded/ETM)	4,250	4,561,567
St Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2010A 5.875%, 8/01/40	4,000	4,484,800
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 6.00%, 4/01/42	9,050	11,090,141

		134,545,609

42	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 0.6%
Metro Atlanta Rapid Tran Auth GA AGM 5.00%, 7/01/29(c)	$10,220	$10,696,661
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 4/01/44	5,000	5,677,900

		16,374,561

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	910	1,013,048
Territory of Guam Series 2009A 7.00%, 11/15/39 (Pre-refunded/ETM)	1,000	1,202,590

		2,215,638

Idaho – 0.5%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	7,850	8,730,377
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	4,000	4,690,920

		13,421,297

Illinois – 10.2%
Chicago Board of Education Series 2011A 5.25%, 12/01/41	5,000	4,270,700
Series 2012A 5.00%, 12/01/42	5,060	4,217,712
Series 2015C 5.25%, 12/01/39	10,095	8,804,253
Series 2016A 7.00%, 12/01/44	7,475	7,447,492
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.75%, 1/01/43	2,055	2,384,704
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/31	5,000	5,528,600
Series 2014 5.25%, 12/01/49	8,000	9,058,720

AB MUNICIPAL INCOME FUND •	43

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	$1,600	$1,635,632
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(e)	7,950	7,537,156
City of Chicago IL (Metramarket of Chicago LLC) Series 2010A 6.87%, 2/15/24	889	889,924
Illinois Finance Authority Series 2010B 6.00%, 5/01/34 (Pre-refunded/ETM)	2,025	2,406,368
Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	6,400	7,343,872
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(b)	3,950	3,143,094
8.25%, 2/15/46(b)	1,950	1,551,362
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	7,675	7,684,724
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	1,300	1,407,744
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.625%, 5/15/42	7,525	7,950,388
5.75%, 5/15/46	4,740	4,968,041
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/40-12/01/46	16,000	18,386,050
Illinois Finance Authority (OSF Healthcare System) Series 2010A 6.00%, 5/15/39	5,785	6,664,320

44	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.33%, 5/15/48	$4,344	$4,331,469
6.44%, 5/15/55	8,560	8,534,849
Series 2016C 2.00%, 5/15/55(e)	2,277	79,832
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	7,500	8,330,400
Series 2015 5.25%, 5/15/50	2,300	2,377,901
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/44	4,500	5,015,565
Illinois Finance Authority (Swedish Covenant Hospital) Series 2010A 6.00%, 8/15/38	3,360	3,719,050
Illinois State Toll Highway Authority Series 2015B 5.00%, 1/01/36-1/01/40	22,300	26,351,044
Series 2016A 5.00%, 12/01/32	7,735	9,328,951
State of Illinois Series 2014 5.00%, 5/01/29-4/01/38	39,355	42,457,838
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2016A 4.50%, 3/01/33	11,000	10,986,470
Series 2016B 7.00%, 3/01/33	4,655	4,649,740
Village of Matteson IL Series 2010 8.00%, 12/01/29(f)	5,000	3,722,050
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25	3,551	3,593,932
5.00%, 3/01/36	8,969	9,153,044
Series 2015B 6.00%, 3/01/36	3,036	3,095,627

		259,008,618

AB MUNICIPAL INCOME FUND •	45

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 1.9%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40-8/15/45	$8,010	$8,847,568
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/40	5,000	5,505,000
Indiana Finance Authority (Marquette Manor LLC) Series 2012 4.75%, 3/01/32	5,535	5,768,965
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/39	2,675	2,862,437
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44-7/01/48	22,595	24,643,720

		47,627,690

Kansas – 0.0%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2010B Zero Coupon, 6/01/21	25	18,825

Kentucky – 1.3%
Kentucky Economic Development Finance Authority (Catholic Health Initiatives) Series 2013 5.375%, 1/01/40	3,250	3,718,000
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	7,765	7,913,778
5.50%, 11/15/45	2,350	2,404,544
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 1/01/45	2,475	2,804,744

46	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc.) Series 2010A 6.00%, 6/01/30	$6,210	$7,105,109
6.375%, 6/01/40	2,900	3,303,941
6.50%, 3/01/45	3,725	4,254,546
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.75%, 11/15/50	2,650	2,715,879

		34,220,541

Louisiana – 1.8%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	8,240	9,357,674
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45	7,625	7,788,251
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 5.625%, 10/01/30	1,200	1,395,144
5.875%, 10/01/40	4,200	4,900,812
6.00%, 10/01/44	1,740	2,032,633
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(b)(g)	7,250	4,350,000
Series 2014A 8.375%, 7/01/39(b)(g)	17,000	10,200,000
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/37	4,600	4,710,170

		44,734,684

Maine – 0.7%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 6.75%, 7/01/36-7/01/41	8,440	9,422,410

AB MUNICIPAL INCOME FUND •	47

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/39	$8,100	$9,198,279

		18,620,689

Maryland – 0.5%
City of Westminster MD (Lutheran Village at Miller’s Grant) Series 2014A 6.00%, 7/01/34	1,500	1,651,980
6.125%, 7/01/39	750	820,058
6.25%, 7/01/44	2,000	2,189,400
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40	1,000	1,056,560
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center, Inc.) Series 2015 5.00%, 7/01/40-7/01/45	5,275	6,001,378

		11,719,376

Massachusetts – 2.3%
Commonwealth of Massachusetts Series 2016A 5.00%, 3/01/46	5,000	5,921,350
NATL Series 2000D 0.495%, 12/01/30(h)	1,550	1,406,861
NATL Series 2000E 0.48%, 12/01/30(h)	3,275	2,972,554
NATL Series 2000F 0.48%, 12/01/30(h)	8,275	7,510,787
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	5,000	5,350,800
Massachusetts Development Finance Agency (North Hill Communities, Inc. Obligated Group) Series 2013A 6.25%, 11/15/33(a)	2,000	2,179,780
6.50%, 11/15/43(a)	3,750	4,084,012

48	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012B 5.00%, 8/15/30(c)	$10,000	$12,044,800
Series 2015C 5.00%, 8/15/37	15,000	18,132,900

		59,603,844

Michigan – 4.8%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.25%, 7/01/39	11,115	12,416,233
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 7/01/41	1,425	1,547,778
5.25%, 7/01/27	5,000	5,654,300
Detroit City School District Series 2012A 5.00%, 5/01/30-5/01/31	4,015	4,498,246
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) Series 2014C-1 5.00%, 7/01/44	11,970	13,158,142
Series 2014C-2 5.00%, 7/01/44	2,000	2,158,360
Series 2014C-6 5.00%, 7/01/33	2,750	3,171,712
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D-4 5.00%, 7/01/29-7/01/30	2,400	2,801,794
Michigan Finance Authority (Detroit City School District State Aid) Series 2015E 5.75%, 8/22/16(a)	15,900	15,950,721
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/39	13,580	15,287,006
Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/46	1,000	1,019,580

AB MUNICIPAL INCOME FUND •	49

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	$10,655	$10,248,938
Series 2014 9.00%, 12/01/25	6,760	6,768,991
Series 2016 9.00%, 12/01/25(a)(d)(f)	2,890	2,220,242
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	1,750	1,840,108
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	23,470	23,436,673

		122,178,824

Minnesota – 0.2%
City of St Louis Park MN Series 2009 5.75%, 7/01/39 (Pre-refunded/ETM)	3,000	3,435,750
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.00%, 11/15/44	1,000	1,133,560

		4,569,310

Missouri – 0.5%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,520	1,657,378
Series 2011 6.00%, 2/01/41	1,750	1,986,477
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/51(a)	8,000	8,143,920

		11,787,775

50	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nebraska – 1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	$17,050	$19,094,695
5.25%, 9/01/37	1,500	1,709,130
Douglas County Hospital Authority No 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/44	4,015	4,365,830

		25,169,655

Nevada – 1.6%
City of Reno NV Series 2007A 5.25%, 6/01/41 (Pre-refunded/ETM)	4,730	4,943,370
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/45	3,000	3,427,050
Las Vegas Valley Water District Series 2016A 5.00%, 6/01/46	26,000	31,081,700

		39,452,120

New Hampshire – 0.5%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	4,585	5,160,417
Series 2016 5.00%, 1/01/41-1/01/46(d)	5,460	6,323,683

		11,484,100

New Jersey – 5.8%
Burlington County Bridge Commission (Evergreens (The)) Series 2007 5.625%, 1/01/38	3,790	3,985,299
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	2,500	2,929,650
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/40	8,500	9,212,555
Series 2015W 5.25%, 6/15/40	5,000	5,513,700

AB MUNICIPAL INCOME FUND •	51

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 1/01/34	$9,780	$11,279,372
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	7,515	7,951,697
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 4.875%, 9/15/19	1,250	1,321,100
5.25%, 9/15/29	4,140	4,596,642
Series 2000B 5.625%, 11/15/30	4,525	5,164,428
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	5,240	5,878,808
New Jersey Health Care Facilities Financing Authority (St Joseph’s Healthcare System Obligated Group) Series 2008 6.625%, 7/01/38	1,500	1,643,055
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center) Series 2007A 5.25%, 7/01/30	2,000	2,083,180
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/30	9,360	11,025,705
Series 2015E 5.00%, 1/01/45	18,000	21,000,780
South Jersey Transportation Authority LLC Series 2014A 5.00%, 11/01/39	7,765	8,565,416
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	45,910	44,260,454

		146,411,841

52	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Mexico – 0.7%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	$8,155	$9,036,066
New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group) Series 2012A 5.00%, 8/01/42	7,000	8,084,090

		17,120,156

New York – 10.0%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/39	6,950	7,350,389
5.50%, 11/01/44	2,875	3,131,048
City of Newburgh NY Series 2012A 5.25%, 6/15/27	1,010	1,154,915
5.625%, 6/15/34	1,235	1,396,674
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2015 12.00%, 1/01/22(b)	5,000	5,015,450
Metropolitan Transportation Authority Series 2015A 5.00%, 11/15/45	4,830	5,686,939
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00% MTATRN, 11/15/31(c)	10,740	12,656,875
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 5.875%, 1/01/23	1,121	1,114,657
6.50%, 1/01/32	1,399	1,396,148
6.70%, 1/01/49	2,049	2,043,625
Series 2014B 5.50%, 7/01/20	783	782,984
Series 2014C 2.00%, 1/01/49(e)(g)	1,933	241,626

AB MUNICIPAL INCOME FUND •	53

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/37	$3,380	$3,703,770
New York City Industrial Development Agency (American Airlines, Inc.) Series 2005 7.50%, 8/01/16	215	217,528
7.75%, 8/01/31	2,000	2,042,880
8.00%, 8/01/28	5,550	5,671,212
New York City Municipal Water Finance Authority Series 2013D 5.00%, 6/15/34(c)	10,000	11,923,000
New York City NY Transitional 5.00%, 11/01/28-2/01/32(c)	18,640	22,435,626
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	1,900	2,102,426
New York NY GO Series 2013A-1 5.00%, 10/01/28(c)	9,500	11,398,290
New York NY Transitional Fin Auth Series 2011D-1 5.00%, 2/01/26(c)	10,000	11,682,800
New York State Dormitory Authority (Fordham University) Series 2016A 5.00%, 7/01/41	2,000	2,399,540
New York State Energy Research & Development Authority (Brooklyn Union Gas Co. (The)) NATL Series 1997A-1 0.70%, 12/01/20(h)	2,000	1,930,372
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.718%, 1/01/39(h)	11,025	9,814,841
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 1/01/46	8,200	9,676,000

54	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/46(d)	$14,110	$15,819,144
5.25%, 1/01/50(d)	8,000	9,110,160
Onondaga Civic Development Corp. Series 2012 5.00%, 7/01/42 (Pre-refunded/ETM)	3,765	4,571,614
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	6,375	6,469,733
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/33	5,000	5,761,700
Series 2015E 5.00%, 10/15/30-10/15/31	15,000	18,685,750
Port Authority of New York & New Jersey (Delta Air Lines, Inc.) Series 2010 6.00%, 12/01/42	2,285	2,651,468
Suffolk County Industrial Development Agency (New York Institute of Technology) Series 2000 5.00%, 3/01/26	50	50,958
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(c)	11,175	13,517,364
Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(a)(f)	2,025	1,659,994
Series 2014B 7.00%, 9/15/44(a)	2,350	2,488,768
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	435	437,036
6.00%, 9/15/27-9/15/37	10,380	10,478,844
Utility Debt Securitization Authority Series 2016A 5.00%, 12/15/34	10,000	12,488,100

AB MUNICIPAL INCOME FUND •	55

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	$10,000	$11,426,300

		252,586,548

North Carolina – 0.1%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 5.00%, 7/01/45	1,325	1,410,449
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	1,625	1,748,582

		3,159,031

North Dakota – 0.2%
County of Burleigh ND Series 2014A 5.00%, 7/01/35 (Pre-refunded/ETM)	4,120	4,871,117

Ohio – 3.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	44,080	42,706,467
County of Erie OH (Firelands Regional Medical Center) Series 2006A 5.00%, 8/15/36	1,290	1,299,869
5.25%, 8/15/46	2,710	2,717,696
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	11,835	11,876,896
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,000	1,062,650
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	5,265	5,404,680
7.125%, 1/15/50	1,560	1,600,654

56	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008B 3.625%, 10/01/33	$1,500	$1,521,120
Series 2010B 3.75%, 6/01/33	6,200	6,319,908
Ohio Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008B 3.625%, 10/01/33	1,925	1,952,104
State of Ohio (Portsmouth Gateway Group LLC) Series 2015 5.00%, 6/30/53	11,000	12,354,980

		88,817,024

Oklahoma – 0.3%
Oklahoma Development Finance Authority (Inverness Village an Oklahoma not for Profit Corp.) Series 2012 5.75%, 1/01/27	2,930	3,117,696
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	3,875	4,296,367

		7,414,063

Oregon – 1.2%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.40%, 10/01/44	2,750	3,040,758
5.50%, 10/01/49	5,650	6,266,019
Oregon St Dept of Transportation Series 2013A 5.00%, 11/15/29-11/15/30(c)	10,000	12,194,350
Oregon State Lottery Series 2011A 5.25%, 4/01/25(c)	7,310	8,671,029

		30,172,156

Pennsylvania – 3.4%
Allegheny County Higher Education Building Authority (Chatham University) Series 2012A 5.00%, 9/01/35	1,700	1,885,079

AB MUNICIPAL INCOME FUND •	57

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Centre County Hospital Authority (Mount Nittany Medical Center Obligated Group) Series 2016A 5.00%, 11/15/46	$1,250	$1,452,137
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	4,170	4,455,353
Series 2012 5.25%, 1/01/32-1/01/41	3,720	3,874,216
Lehigh County General Purpose Authority (Good Shepherd Obligated Group (The)) Series 2016 4.00%, 11/01/46(d)	2,500	2,657,225
Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	4,000	4,682,240
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.375%, 1/01/50	3,000	3,046,200
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 6.00%, 7/01/45	18,125	20,190,706
Norristown Area School District COP Series 2012 5.00%, 4/01/32	3,900	4,205,799
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	2,135	2,417,952
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	3,620	3,957,565
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-6/30/42	11,930	13,560,298

58	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Commonwealth of Pennsylvania Series 2011 5.00%, 11/15/29(c)	$10,000	$11,682,300
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40	1,300	1,317,290
6.50%, 6/01/45	2,390	2,421,620
6.625%, 6/01/50	4,150	4,204,614

		86,010,594

Puerto Rico – 0.5%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	11,205	10,308,712
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	1,665	1,486,013

		11,794,725

Rhode Island – 0.4%
Rhode Island Health & Educational Building Corp. (Tockwotton Home) Series 2011 8.375%, 1/01/46	8,500	10,021,670

South Carolina – 0.4%
South Carolina State Public Service Authority AMBAC Series 2007A 5.00%, 1/01/32 (Pre-refunded/ETM)	10,000	10,257,500

Tennessee – 1.2%
Chattanooga Health Educational & Housing Facility Board (Catholic Health Initiatives) Series 2013 5.25%, 1/01/45	4,850	5,472,207
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	2,455	2,684,272

AB MUNICIPAL INCOME FUND •	59

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/46	$5,650	$6,567,616
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc. (The)) Series 2012 5.00%, 12/01/32	2,200	2,301,684
5.25%, 12/01/42	5,700	5,931,933
5.375%, 12/01/47	1,700	1,775,174
Series 2014 5.25%, 12/01/44-12/01/49	4,325	4,496,890

		29,229,776

Texas – 10.5%
Aledo Independent School District Series 2016 5.00%, 2/15/43	3,075	3,704,022
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.625%, 8/15/46(d)	1,100	1,103,212
Austin Convention Enterprises, Inc. Series 2006B 6.00%, 1/01/20(a)	1,195	1,223,764
Board of Managers Joint Guadalupe County-City of Seguin Hospital Series 2015 5.00%, 12/01/40-12/01/45	6,425	6,807,873
5.25%, 12/01/35	1,200	1,325,508
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41 (Pre-refunded/ETM)	5,600	6,796,552
Series 2015A 5.00%, 1/01/35-1/01/45	24,030	27,965,808
Series 2016 5.00%, 1/01/40-1/01/46(d)	15,475	18,038,515
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/40	4,715	5,436,254
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	12,845	14,372,270

60	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 7/15/30-7/15/35	$4,655	$5,188,160
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2011 5.75%, 8/15/41	1,000	1,105,070
Series 2012 5.00%, 8/15/32-8/15/42	6,470	7,007,198
Series 2013 6.00%, 8/15/43	1,000	1,165,450
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/32(a)	2,000	2,100,060
Dallas/Fort Worth International Airport Series 2013A 5.00%, 11/01/29	5,155	5,904,073
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	6,300	6,811,245
Grand Parkway Transportation Corp. Series 2013B 5.00%, 4/01/53	5,100	5,791,458
Houston TX Util Sys Series 2011D 5.00% HOUUTL, 11/15/28(c)	9,600	11,313,408
Kerrville Health Facilities Development Corp. (SID Peterson Memorial Hospital) Series 2015 5.00%, 8/15/35	1,800	1,986,876
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.) Series 2014 5.125%, 2/15/42	2,000	2,146,360
Mission Economic Development Corp. (Natgasoline LLC) 2016B 5.75%, 10/01/31(a)	6,985	7,388,384
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	3,100	3,262,130
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/41-1/01/46(d)	10,250	11,796,370

AB MUNICIPAL INCOME FUND •	61

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	$9,860	$10,543,594
North Texas Tollway Authority Series 2015A 5.00%, 1/01/38	5,000	5,755,350
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	2,000	2,355,580
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.125%, 1/01/41	4,360	4,497,296
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(b)	5,720	4,862,000
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group) Series 2016A 5.00%, 11/15/45	2,000	2,368,320
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	385	390,571
5.50%, 11/15/22	4,000	4,190,240
Series 2014 5.625%, 11/15/41	3,250	3,523,585
Series 2015I 5.50%, 11/15/45	1,880	2,021,884
Tarrant County Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2010 8.125%, 11/15/44	5,000	5,747,300
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	2,000	2,146,660
8.25%, 11/15/44	10,700	11,361,153

62	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	$3,960	$4,439,442
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) 2016 5.00%, 12/31/45	1,000	1,139,480
Series 2016 5.00%, 12/31/50-12/31/55	3,500	3,964,055
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	7,810	9,323,968
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	6,450	7,593,908
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.00%, 8/15/27	500	541,780
5.25%, 8/15/42	2,375	2,508,428
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	8,155	9,248,993
7.125%, 1/01/46	860	969,297
Tyler Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System) Series 2007A 5.375%, 11/01/37	1,500	1,538,130
Viridian Municipal Management District Series 2011 9.00%, 12/01/37 (Pre-refunded/ETM)	3,000	4,174,740

		264,945,774

Utah – 0.5%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	3,565	3,883,390

AB MUNICIPAL INCOME FUND •	63

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utah Charter School Finance Authority (Vista at Entrada School of Performing Arts & Technology) Series 2012 6.30%, 7/15/32	$850	$917,303
6.55%, 7/15/42	1,890	2,023,113
Utah Charter School Finance Authority Series 2010 8.25%, 7/15/46 (Pre-refunded/ETM)	2,000	2,346,260
Utah Charter School Finance Authority (Early Light Academy, Inc.) Series 2010 8.50%, 7/15/46	2,000	2,271,220
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	1,840	2,053,421

		13,494,707

Vermont – 0.1%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	3,100	3,204,253

Virginia – 4.4%
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,970	2,040,881
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	4,600	5,099,652
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/42-12/01/47	6,520	6,805,520
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36	2,915	3,340,065
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	40,835	38,042,295

64	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(c)	$9,200	$11,117,004
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/35-7/01/45(a)	4,310	4,616,949
Series 2015B 5.00%, 7/01/45(a)	4,000	4,267,320
Virginia Commonwealth Transp Brd Tr Series 2011 5.00%, 5/15/26(c)	8,275	9,773,023
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 1/01/32	6,240	7,148,856
5.50%, 1/01/42	17,045	19,559,138

		111,810,703

Washington – 4.6%
King County Public Hospital District No 4 Series 2015A 5.00%, 12/01/38	5,700	5,760,078
Seattle WA Mun Light & Pwr Series 2011A 5.00%, 2/01/26(c)	7,500	8,703,000
Washington Health Care Facilities Authority Series 2012 5.00%, 12/01/42 (Pre-refunded/ETM)	9,390	11,232,130
Washington Health Care Facilities Authority (Catholic Health Initiatives) Series 2013A 5.25%, 1/01/40	3,355	3,813,226
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2012A 5.00%, 8/15/44	4,000	4,490,240
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42	11,850	13,399,387
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.25%, 10/01/46	3,250	3,671,558

AB MUNICIPAL INCOME FUND •	65

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington St GO 5.00%, 7/01/24(c)	$5,000	$5,758,200
Series 2011B 5.00%, 7/01/25(c)	10,000	11,503,400
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015A 7.00%, 7/01/45-7/01/50(a)	3,250	3,345,986
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	18,350	19,865,343
Washington State Housing Finance Commission (Riverview Retirement Community Obligated Group) Series 2012 5.00%, 1/01/48	5,315	5,613,278
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	4,185	4,879,961
Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	14,055	14,161,460

		116,197,247

West Virginia – 0.3%
West Virginia Hospital Finance Authority (West Virginia United Health System, Inc.) Series 2013A 5.50%, 6/01/44	7,050	8,256,396

Wisconsin – 0.8%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(a)	435	504,252
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	6,485	7,409,112

66	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	$5,090	$5,230,586
Series 2016D 4.05%, 11/01/30	1,780	1,837,227
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,100	1,196,547
6.00%, 11/15/49	1,500	1,652,235
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 4/01/45	1,740	1,830,967
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/38(a)	1,725	1,821,445

		21,482,371

Total Municipal Obligations (cost $2,342,138,171)		2,524,796,723

	Shares
SHORT-TERM INVESTMENTS – 7.0%
Investment Companies – 7.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(i)(j) (cost $177,256,925)	177,256,925	177,256,925

Total Investments – 106.5% (cost $2,519,395,096)		2,702,053,648
Other assets less liabilities – (6.5)%		(164,885,482)

Net Assets – 100.0%		$2,537,168,166

AB MUNICIPAL INCOME FUND •	67

AB High Income Municipal Portfolio—Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.45%	$26,652	$1,768,869	$693,721
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.45	12,250	813,019	492,274
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.45	15,680	1,040,664	795,017

				$3,622,552	$1,981,012

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$22,800	12/14/20	1.548%	CPI	#	$79,222
Deutsche Bank AG	25,250	7/15/20	1.265%	CPI	#	550,387

						$629,609

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $134,072,048 or 5.3% of net assets.

(b)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	12/22/11	$3,795,000	$3,647,944	0.14%
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41	7/25/11-4/15/16	15,007,991	13,475,748	0.53%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	12/02/13-12/18/13	3,799,258	3,143,094	0.12%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	8/20/10	1,928,566	1,551,362	0.06%

68	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2015 12.00%, 1/01/22	7/10/15	$5,000,000	$5,015,450	0.20%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 8.375%, 7/01/39	7/31/14	17,000,000	10,200,000	0.40%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39	11/22/13	7,250,000	4,350,000	0.17%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38	8/31/12	5,720,000	4,862,000	0.19%

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(d)	When-Issued or delayed delivery security.

(e)	Illiquid security.

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Security is in default and is non-income producing.

(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of these securities amounted to $23,635,415 or 0.93% of net assets.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.4% and 0.4%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-NAHY – North American High Yield Credit Default Swap Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

INTRCONX – Inter-Continental Exchange

NATL – National Interstate Corporation

OSF – Order of St. Francis

SID – Special Improvement District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	69

AB High Income Municipal Portfolio—Portfolio of Investments

AB NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.3%
Long-Term Municipal Bonds – 96.3%
Alabama – 2.2%
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.25%, 1/01/18-1/01/23	$3,900	$3,942,510
AGM Series 2004 5.50%, 1/01/21	1,000	1,008,430
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/36	2,500	2,912,000
University of Alabama (The) Series 2008A 5.75%, 9/01/22	3,000	3,318,270
Water Works Board of the City of Birmingham (The) Series 2011 5.00%, 1/01/31	10,000	11,409,400
Series 2015A 5.00%, 1/01/33-1/01/34	4,390	5,234,055

		27,824,665

Arizona – 1.9%
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/33-12/01/34	12,615	14,742,729
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Desert Village) Series 2002 7.375%, 7/01/27	1,764	1,769,239
Industrial Development Authority of the County of Pima (The) (Horizon Community Learning Center) Series 2005 5.125%, 6/01/20	2,825	2,825,000
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/23	3,685	4,415,404
Sundance Community Facilities District Assessment District No 1 Series 2002 7.75%, 7/01/22	98	98,087

		23,850,459

70	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 12.4%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35	$6,000	$7,158,720
Bay Area Toll Authority Series 2013S 5.00%, 4/01/31	5,560	6,584,374
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	1,510	1,711,404
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/45	4,000	4,660,080
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37-11/21/45(a)	11,000	12,172,780
California Statewide Communities Development Authority Series 2008 6.25%, 8/15/28 (Pre-refunded/ETM)	1,715	1,919,599
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	80	87,979
City of Los Angeles CA Wastewater System Revenue Series 2013A 5.00%, 6/01/33	9,310	11,158,221
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,412,685
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,910	2,133,432
Los Angeles Department of Water & Power PWR Series 2013B 5.00%, 7/01/29-7/01/30	15,630	19,050,161
Los Angeles Department of Water & Power WTR Series 2013A 5.00%, 7/01/31	9,115	10,935,357

AB MUNICIPAL INCOME FUND •	71

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013B 5.00%, 7/01/32	$1,900	$2,292,502
Manteca Unified School District (Manteca Unified School District CFD No 89-1) NATL Series 2001 Zero Coupon, 9/01/31	11,910	6,804,540
Ontario Redevelopment Financing Authority NATL Series 1993 5.80%, 8/01/23 (Pre-refunded/ETM)	1,000	1,134,580
Port of Los Angeles Series 2009C 5.25%, 8/01/24	17,205	19,462,984
Series 2014A 5.00%, 8/01/34	5,790	6,824,326
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/25 (Pre-refunded/ETM)	3,000	3,245,040
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	2,800	3,139,220
State of California Series 2007 5.00%, 11/01/32	10,000	10,570,600
Series 2013 5.00%, 11/01/29	8,000	9,849,680
University of California Series 2013A 5.00%, 5/15/30	3,200	3,854,528

		155,162,792

Colorado – 1.5%
Colorado Health Facilities Authority Series 2006 5.25%, 6/01/19 (Pre-refunded/ETM)	1,310	1,310,000
5.25%, 6/01/23 (Pre-refunded/ETM)	255	255,000
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2006 5.25%, 6/01/19-6/01/23	635	637,496
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	2,900	3,237,734
5.375%, 9/01/26	3,600	4,029,588

72	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Park Creek Metropolitan District Series 2015A 5.00%, 12/01/34	$1,300	$1,472,081
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)	3,122	1,092,700
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	2,400	2,747,832
Sterling Ranch Community Authority Board Series 2015A 5.50%, 12/01/35	1,500	1,507,305
Three Springs Metropolitan District No 3 Series 2010 7.75%, 12/01/39	1,950	2,079,538

		18,369,274

Connecticut – 1.3%
State of Connecticut Series 2015F 5.00%, 11/15/30-11/15/32	7,000	8,378,245
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/29	6,445	7,705,642

		16,083,887

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 9/01/46(d)	550	615,379

District of Columbia – 2.1%
District of Columbia (Catholic University of America (The)) Series 2010 5.00%, 10/01/34	700	756,161
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	9,600	10,933,728
District of Columbia (Friendship Public Charter School, Inc.) ACA Series 2006 5.00%, 6/01/26	1,000	1,000,000

AB MUNICIPAL INCOME FUND •	73

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia Water & Sewer Authority Series 2016A 5.00%, 10/01/36	$7,000	$8,523,130
Washington Convention & Sports Authority (Washington Convention & Sports Authority Ded Tax) AMBAC Series 2007A 5.00%, 10/01/23	5,000	5,072,400

		26,285,419

Florida – 4.4%
Bexley Community Development District Series 2016 4.70%, 5/01/36	1,750	1,749,877
Bonnet Creek Resort Community Development District Series 2002 7.25%, 5/01/18	940	941,598
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,500	1,731,615
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(a)	1,000	1,029,340
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,700	1,961,018
Series 2015A 5.00%, 10/01/38	4,300	4,949,687
County of Miami-Dade FL Spl Tax Series 2012B 5.00%, 10/01/30-10/01/31	9,450	11,084,584
Florida Higher Educational Facilities Financial Authority (Nova Southeastern University, Inc.) Series 2016 5.00%, 4/01/32	1,125	1,340,573
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2016 5.00%, 6/01/36	2,190	2,545,262
Hollywood Community Redevelopment Agency XLCA Series 2007 5.00%, 3/01/24 (Pre-refunded/ETM)	5,000	5,162,750

74	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 6.625%, 5/01/32(b)(c)	$2,155	$2,127,244
Miami-Dade County Expressway Authority Series 2014B 5.00%, 7/01/31	3,750	4,452,937
Miami-Dade County Housing Finance Authority (Golden Associates Ltd.) Series 1997A 6.00%, 11/01/32	250	251,058
6.05%, 11/01/39	750	753,038
Orange County School Board COP Series 2016C 5.00%, 8/01/34	5,000	6,085,300
Pasco County Housing Finance Authority (Pasco Woods Ltd.) Series 1999A 5.90%, 8/01/39	3,620	3,632,344
South Florida Water Management District COP Series 2016 5.00%, 10/01/33	5,000	6,034,650

		55,832,875

Guam – 0.0%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	515	573,319

Hawaii – 0.2%
State of Hawaii Series 2015E 4.00%, 10/01/34	2,510	2,839,312

Illinois – 7.9%
Chicago Board of Education AGM Series 2007B 5.00%, 12/01/24	10,000	10,194,600
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	2,395	2,448,337

AB MUNICIPAL INCOME FUND •	75

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Chicago IL (Chicago IL SA Lakeshore East) Series 2003 6.75%, 12/01/32	$1,409	$1,411,917
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/25	6,905	6,929,513
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	7,745	8,675,639
Illinois Finance Authority (Advocate Health Care Network Obligated Group) Series 2014 5.00%, 8/01/33	11,500	13,517,330
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46(e)	2,050	1,630,918
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	750	750,923
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/35	3,500	4,078,515
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.44%, 5/15/55	3,345	3,335,117
Series 2016C 2.00%, 5/15/55(c)	590	20,694
Illinois Sports Facilities Authority (The) AMBAC Series 2001 5.50%, 6/15/30	4,960	4,975,525
Kane Cook & DuPage Counties School District No U-46 Elgin Series 2015D 5.00%, 1/01/34-1/01/35	4,250	4,802,839
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	21,500	24,083,440

76	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2012 5.00%, 3/01/31	$2,000	$2,125,880
Series 2014 5.00%, 4/01/30-5/01/35	3,680	3,986,136
Village of Matteson IL Series 2010 8.00%, 12/01/29(f)	3,350	2,493,773
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25	923	934,159
5.00%, 3/01/36	2,323	2,370,668
Series 2015B 6.00%, 3/01/36	787	802,457

		99,568,380

Indiana – 2.0%
Indiana Finance Authority (CWA Authority, Inc.) Series 2014A 5.00%, 10/01/32-10/01/34	12,320	14,687,358
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44	1,930	2,106,267
Indianapolis Local Public Improvement Bond Bank (Marion County Capital Improvement Board) Series 2011K 5.00%, 6/01/27	6,840	7,877,491

		24,671,116

Kentucky – 0.1%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40	1,300	1,478,672

Louisiana – 2.2%
City of New Orleans LA AGC Series 2007A 5.00%, 12/01/18-12/01/22	5,200	5,514,500

AB MUNICIPAL INCOME FUND •	77

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	$620	$636,033
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2009A 5.00%, 4/01/26 (Pre-refunded/ETM)	715	796,024
Louisiana Local Government Environmental Facilities & Community Development Auth (East Baton Rouge Sewerage Commission) Series 2014 5.00%, 2/01/44	12,000	13,853,280
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/32-5/15/34	5,500	6,526,787

		27,326,624

Maine – 0.9%
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/33-7/01/34	9,310	10,744,599

Maryland – 0.1%
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40	885	935,056

Massachusetts – 1.4%
Commonwealth of Massachusetts NATL Series 2000G 0.48%, 12/01/30(g)	3,100	2,814,161
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/40	2,000	2,167,220
5.50%, 1/01/30	4,750	5,349,213
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/31-7/01/36	4,085	4,819,875

78	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Health & Educational Facilities Authority (Foundation of Massachusetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	$2,245	$2,503,849

		17,654,318

Michigan – 4.1%
Detroit City School District Series 2012A 5.00%, 5/01/27-5/01/30	7,965	9,033,397
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D-4 5.00%, 7/01/34	11,225	12,876,646
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,331,900
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/33	2,485	2,837,199
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2015I 5.00%, 4/15/33	7,750	9,280,083
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	6,340	6,098,383
Series 2016 9.00%, 12/01/25(a)(d)(f)	1,415	1,087,074
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/30(e)	2,000	1,712,700
Wayne State University Series 2009A 5.00%, 11/15/29	5,215	5,781,818

		51,039,200

Minnesota – 1.0%
City of Maple Grove MN (Maple Grove Hospital Corp.) Series 2007 5.00%, 5/01/22	1,350	1,395,211

AB MUNICIPAL INCOME FUND •	79

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.00%, 12/01/40	$3,000	$3,560,190
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.00%, 11/15/40	1,000	1,138,950
Minnesota Higher Education Facilities Authority (St Olaf College) Series 20158 5.00%, 12/01/30	1,000	1,214,840
University of Minnesota Series 2014B 4.00%, 1/01/31-1/01/34	4,500	5,014,855

		12,324,046

Mississippi – 1.4%
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010D 5.25%, 8/01/27	15,000	17,227,800

Missouri – 1.7%
City of Kansas City MO Series 2008C 5.00%, 4/01/28 (Pre-refunded/ETM)	14,000	15,070,020
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,880	2,049,914
Joplin Industrial Development Authority (Freeman Health System) Series 2015 5.00%, 2/15/35	1,485	1,697,652
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/46(a)	2,725	2,799,011

		21,616,597

80	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nebraska – 0.3%
Omaha Public Power District Series 2014A 5.00%, 2/01/32	$2,775	$3,264,343

Nevada – 2.1%
County of Clark Department of Aviation (McCarran Intl Airport) Series 2012B 5.00%, 7/01/29	6,070	7,107,181
County of Clark NV AMBAC Series 2006 5.00%, 11/01/23 (Pre-refunded/ETM)	5,325	5,424,152
5.00%, 11/01/23	7,925	8,066,223
State of Nevada NATL Series 2007B 5.00%, 12/01/25 (Pre-refunded/ETM)	5,800	6,175,492

		26,773,048

New Jersey – 4.5%
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/33-5/01/34	7,935	9,728,778
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/25	2,055	2,336,453
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/30	5,840	6,397,370
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2016A 5.00%, 7/01/33-7/01/34(d)	3,520	4,187,437
New Jersey Turnpike Authority Series 2014A 5.00%, 1/01/33	4,750	5,674,967
Series 2015E 5.00%, 1/01/33	11,000	13,139,170
Series 2016A 5.00%, 1/01/33	8,500	10,275,650

AB MUNICIPAL INCOME FUND •	81

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	$4,340	$4,789,624

		56,529,449

New Mexico – 1.1%
Town of Clayton NM CIFG Series 2006 5.00%, 11/01/25 (Pre-refunded/ETM)	4,740	4,827,264
5.00%, 11/01/26 (Pre-refunded/ETM)	4,620	4,705,054
5.00%, 11/01/27 (Pre-refunded/ETM)	3,735	3,803,761

		13,336,079

New York – 9.8%
City of New York NY Series 2008B-1 5.25%, 9/01/23	5,000	5,488,000
Series 2012G 5.00%, 4/01/29	9,550	11,291,347
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/27	1,680	2,033,287
Series 2013B 5.00%, 11/15/32	5,000	5,958,000
Series 2013E 5.00%, 11/15/32	5,000	6,021,900
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/35	4,000	4,850,080
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	15,015	18,083,165
Series 2014B-1 5.00%, 8/01/32	4,000	4,882,520
Series 2014D-1 5.00%, 2/01/34	5,000	6,040,700
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,775	3,246,556
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)	1,188	12

82	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)	$705	$848,707
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	4,255	5,068,173
Series 2015E 5.00%, 3/15/34	11,000	13,459,270
5.25%, 3/15/33	2,000	2,505,800
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.718%, 1/01/39(g)	3,700	3,293,869
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 1.085%, 3/01/27(g)	5,370	5,105,533
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 1/01/34	2,070	2,496,565
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013A 5.00%, 3/15/43	5,000	5,853,500
Port Authority of New York & New Jersey Series 2014 5.00%, 9/01/30-9/01/31	13,750	16,325,950

		122,852,934

North Carolina – 0.7%
County of Iredell NC COP AGM Series 2008 5.25%, 6/01/22	920	994,925
North Carolina Medical Care Commission (United Methodist Retirement Homes, Inc. (The)) Series 2016A 5.00%, 10/01/30-10/01/35	2,000	2,368,185
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/30	5,000	6,037,250

		9,400,360

AB MUNICIPAL INCOME FUND •	83

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 3.5%
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	$2,345	$2,769,586
Series 2014 5.00%, 12/01/33	4,250	4,998,382
City of Cleveland OH Series 2008 5.25%, 5/15/24 (Pre-refunded/ETM)	5,500	5,973,715
Cleveland Department of Public Utilities Division of Public Power NATL Series 2006A 5.00%, 11/15/18	1,350	1,377,392
Columbus City School District Series 2016A 5.00%, 12/01/30-12/01/31(d)	9,000	10,961,800
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	3,855	4,660,579
Kent State University Series 2012A 5.00%, 5/01/29	2,000	2,351,200
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2010B 3.75%, 6/01/33	3,000	3,058,020
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	6,730	8,315,184

		44,465,858

Oklahoma – 0.1%
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 6/01/35	1,000	1,122,330

Oregon – 0.3%
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/27	3,000	3,512,160

Pennsylvania – 3.8%
Bensalem Township School District Series 2013 5.00%, 6/01/30	5,000	5,970,050

84	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)	$4,715	$5,506,554
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 6.00%, 7/01/45	5,375	5,987,589
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-12/31/38	5,060	5,811,694
Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/23 (Pre-refunded/ETM)	3,940	4,319,934
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40	3,100	3,141,230
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(b)(c)	1,030	10,300
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 2/01/31	6,925	7,848,102
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/30-4/01/31	6,500	6,930,370
Township of Lower Paxton PA Series 2014 5.00%, 4/01/31	1,685	2,005,167

		47,530,990

Puerto Rico – 0.1%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	1,065	1,156,430

AB MUNICIPAL INCOME FUND •	85

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.2%
Rhode Island Commerce Corp. (Providence Place Group LP) AGC Series 2000 6.125%, 7/01/20	$3,165	$3,179,148

South Carolina – 0.2%
Dorchester County School District No 2 Series 2006 5.00%, 12/01/30 (Pre-refunded/ETM)	1,500	1,532,910
AGC Series 2006 5.00%, 12/01/29 (Pre-refunded/ETM)	400	408,776

		1,941,686

South Dakota – 0.3%
South Dakota State Building Authority (South Dakota State Building Authority Lease) Series 2014A 5.00%, 6/01/34	2,725	3,255,094

Tennessee – 0.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/35	4,325	5,131,136
Sullivan County Health Educational & Housing Facilities Board (Wellmont Health System) Series 2006C 5.25%, 9/01/26	275	277,808

		5,408,944

Texas – 13.0%
Alvin Independent School District/TX Series 2009B 5.00%, 2/15/28	1,290	1,416,936
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/33	1,410	1,701,109
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.375%, 8/15/36(d)	615	617,380

86	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bexar County Health Facilities Development Corp. (Army Retirement Residence Obligated Group) Series 2007 5.00%, 7/01/27	$390	$398,120
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	2,315	2,320,973
Central Texas Turnpike System Series 2015C 5.00%, 8/15/34	10,000	11,498,800
City of El Paso TX Water & Sewer Revenue Series 2014 5.00%, 3/01/30	1,000	1,203,080
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/31	2,500	2,950,700
City of Houston TX Airport System Revenue AGM Series 2000P 0.88%, 7/01/30(g)	1,825	1,679,025
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/30	4,650	5,213,394
City of Houston TX Combined Utility System Revenue Series 2016B 5.00%, 11/15/36	10,000	12,204,200
City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/26	6,830	7,288,225
Series 2009A 5.25%, 2/01/24	3,260	3,616,514
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2015 5.00%, 8/15/35-8/15/39	7,680	9,055,086
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/28	13,680	15,528,168
El Paso County Hospital District AGC Series 2008A 5.00%, 8/15/23	5,000	5,459,850

AB MUNICIPAL INCOME FUND •	87

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mission Economic Development Corp. (Natgasoline LLC) 2016B 5.75%, 10/01/31(a)	$1,790	$1,893,372
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/36(d)	3,400	3,968,514
North Texas Health Facilities Development Corp. (United Regional Health Care System, Inc.) AGM Series 2007 5.00%, 9/01/24	1,000	1,049,840
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34-1/01/35	15,585	18,302,658
Series 2015B 5.00%, 1/01/34	1,700	2,010,420
Series 2016A 5.00%, 1/01/36(d)	1,000	1,194,810
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/30	7,500	8,769,450
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	2,210	2,315,108
Series 2015I 5.50%, 11/15/45	1,670	1,796,035
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/45	6,685	7,228,490
Series 2015B 5.00%, 11/15/36	1,850	2,018,701
Tarrant County Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2010 8.125%, 11/15/44	2,150	2,471,339

88	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	$2,000	$2,146,660
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	9,040	10,792,404
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	2,280	2,684,358
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Austin Public Schools, Inc.) Series 2014A 5.00%, 8/15/32-8/15/34	3,330	3,898,331
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center) Series 2007 5.25%, 7/01/26	1,750	1,814,697
Wichita Falls Independent School District Series 2007 5.00%, 2/01/27 (Pre-refunded/ETM)	6,000	6,176,340

		162,683,087

Utah – 0.1%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	750	816,982

Vermont – 0.9%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2016A 5.00%, 12/01/34	10,000	11,983,500

Virginia – 0.4%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 3/01/45(a)	1,415	1,460,648

AB MUNICIPAL INCOME FUND •	89

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Stafford County Economic Development Authority (Mary Washington Healthcare Obligated Group) Series 2016 4.00%, 6/15/37	$1,200	$1,267,032
5.00%, 6/15/34	2,500	2,966,150

		5,693,830

Washington – 3.6%
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/23	12,635	14,193,274
Energy Northwest Series 2006C 5.00%, 7/01/24 (Pre-refunded/ETM)	595	597,094
AMBAC Series 2006A 5.00%, 7/01/21 (Pre-refunded/ETM)	5,970	5,990,776
FYI Properties (FYI Properties WA State Lease) Series 2009 5.00%, 6/01/27	615	682,767
5.25%, 6/01/26	4,000	4,480,120
King County School District No 414 Lake Washington NATL Series 2006 5.00%, 12/01/24 (Pre-refunded/ETM)	4,500	4,598,730
Washington St GO 5.00%, 7/01/24(h)	9,000	10,364,760
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015A 7.00%, 7/01/45(a)	1,000	1,038,670
Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,490	3,523,441

		45,469,632

West Virginia – 0.4%
West Virginia Economic Development Authority (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	5,000	5,701,350

90	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.7%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(a)	$2,465	$2,857,428
Wisconsin Health & Educational Facilities Authority Series 2006 5.25%, 8/15/20 (Pre-refunded/ETM)	5,000	5,046,750
Series 2012C 5.00%, 8/15/32 (Pre-refunded/ETM)	2,300	2,805,287
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	3,395	3,857,025
Series 2016B 5.00%, 12/01/25	1,795	2,062,509
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.50%, 3/01/45(a)	3,465	3,641,334
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 4/01/45	1,000	1,052,280

		21,322,613

Total Municipal Obligations (cost $1,129,656,821)		1,209,423,636

	Shares
SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 5.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(i)(j) (cost $64,141,941)	64,141,941	64,141,941

Total Investments – 101.4% (cost $1,193,798,762)		1,273,565,577
Other assets less liabilities – (1.4)%		(17,784,428)

Net Assets – 100.0%		$1,255,781,149

AB MUNICIPAL INCOME FUND •	91

AB National Portfolio—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,000	9/15/20	1.455%	CPI#	$2,040
Citibank, NA	11,250	12/14/20	1.548%	CPI#	39,090
Deutsche Bank AG	12,550	7/15/20	1.265%	CPI#	273,559

					$314,689

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$6,300	10/21/16	SIFMA*	4.129%	$116,550

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $34,078,040 or 2.7% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	When-Issued or delayed delivery security.

(e)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	8/20/10	$2,027,467	$1,630,918	0.13%
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/30	11/30/05	2,000,000	1,712,700	0.14

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of these securities amounted to $12,892,588 or 1.03% of net assets.

(h)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

92	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.9% and 3.8%, respectively.

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
CFD	– Community Facilities District
CIFG	– CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
GO	– General Obligation
NATL	– National Interstate Corporation
OSF	– Order of St. Francis
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	93

AB National Portfolio—Portfolio of Investments

AB NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.5%
Long-Term Municipal Bonds – 96.5%
New York – 94.5%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/25-12/15/26	$4,540	$5,140,006
Albany Industrial Development Agency Series 2008A 5.75%, 11/15/22 (Pre-refunded/ETM)	795	852,216
Build NYC Resource Corp. (City University of New York (The)) Series 2014A 5.00%, 6/01/30-6/01/34	2,980	3,542,517
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	2,305	2,594,854
5.50%, 11/01/44	1,625	1,769,722
Build NYC Resource Corp. (YMCA of Greater New York) Series 2012 5.00%, 8/01/32	1,000	1,135,780
City of New York NY Series 2007C 5.00%, 1/01/21	1,575	1,614,344
Series 2014A 5.00%, 8/01/31	2,000	2,424,520
Series 2014J 5.00%, 8/01/30	10,000	12,164,300
Series 2016C 5.00%, 8/01/32	5,000	6,143,950
Series 2016E 5.00%, 8/01/31	5,000	6,222,000
City of Newburgh NY Series 2012A 5.25%, 6/15/28	1,065	1,211,448
5.50%, 6/15/32	1,320	1,491,547
County of Nassau NY Series 2016A 5.00%, 1/01/34-1/01/38	5,345	6,350,004
County of Onondaga NY (Syracuse University) Series 2011 5.00%, 12/01/28-12/01/29	2,135	2,512,740
Dutchess County Industrial Development Agency (Bard College) Series 2007A-1 5.00%, 8/01/19-8/01/21	1,450	1,515,409

94	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dutchess County Local Development Corp. (Health Quest Systems, Inc.) Series 2014A 5.00%, 7/01/44	$4,175	$4,715,621
East Rochester Housing Authority (St John’s Health Care Corp.) Series 2010A 5.00%, 4/20/27	2,550	2,928,165
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/28	7,260	8,641,796
Glen Cove Industrial Development Agency Series 1992B Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	11,338,153
Haverstraw-Stony Point Central School District AGM Series 2015 5.00%, 10/15/31-10/15/36	3,100	3,689,520
Hempstead Town Local Development Corp. (Hofstra University) Series 2011 5.00%, 7/01/28	650	746,746
Hempstead Town Local Development Corp. (Molloy College) Series 2014 5.00%, 7/01/34-7/01/39	2,945	3,324,204
Housing Development Corp./NY Series 2002A 5.50%, 11/01/34	5	5,007
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 5.25%, 1/01/24(a)	1,000	985,240
Long Island Power Authority Series 2012B 5.00%, 9/01/27	2,500	2,967,200
Series 2014A 5.00%, 9/01/35	1,000	1,177,840
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29	4,300	5,062,562
Series 2012F 5.00%, 11/15/27	7,070	8,556,750
Series 2014B 5.00%, 11/15/44	12,000	14,018,760
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.25%, 11/15/34-11/15/35	15,740	19,937,694

AB MUNICIPAL INCOME FUND •	95

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Agency (Southview Towers LP) Series 2000 6.25%, 2/01/31	$1,130	$1,131,040
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	1,590	1,587,043
Series 2014C 2.00%, 1/01/49(b)(c)	572	71,561
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital) Series 2012 5.00%, 7/01/31-7/01/37	6,195	6,907,763
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/32-7/01/42	5,435	5,980,110
New York City Municipal Water Finance Authority Series 2009FF 5.00%, 6/15/27	15,110	16,949,945
Series 2013BB 5.00%, 6/15/46	5,000	5,857,850
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2015S 5.00%, 7/15/35	5,160	6,210,370
NATL Series 2006S-1 5.00%, 7/15/21	7,000	7,187,460
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 5/01/32 (Pre-refunded/ETM)	5	6,163
5.00%, 5/01/32-5/01/33	12,495	14,933,411
New York City Trust for Cultural Resources (American Museum of Natural History (The)) Series 2014A 5.00%, 7/01/33	4,080	4,884,454
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/31	9,675	11,052,333

96	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York Convention Center Development Corp. (New York Convention Center Development Corp. Hotel Occupancy Tax) Series 2015 5.00%, 11/15/34-11/15/35	$15,220	$18,390,920
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,225	2,603,094
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)	792	8
New York Power Authority NATL Series 2007C 5.00%, 11/15/19-11/15/21	3,680	3,908,274
New York State Dormitory Authority Series 2007A 5.00%, 5/01/22 (Pre-refunded/ETM)	1,405	1,460,427
5.00%, 7/01/22 (Pre-refunded/ETM)	1,200	1,255,704
Series 2007B 5.25%, 7/01/24 (Pre-refunded/ETM)	525	545,255
Series 2008A 5.00%, 7/01/29 (Pre-refunded/ETM)	4,220	4,581,738
5.75%, 7/01/24 (Pre-refunded/ETM)	5,165	5,687,336
New York State Dormitory Authority (Barnard College) Series 2015A 4.00%, 7/01/32	1,300	1,457,469
New York State Dormitory Authority (Cabrini of Westchester) Series 2006 5.10%, 2/15/26	1,770	1,878,554
New York State Dormitory Authority (Cornell University) Series 2008B 5.00%, 7/01/27	4,925	5,693,103
Series 2008C 5.00%, 7/01/29	2,000	2,303,280
Series 2009A 5.00%, 7/01/25	2,465	2,778,301
New York State Dormitory Authority (County of Westchester NY Lease) Series 2006A 5.00%, 8/01/17	9,510	9,581,896
New York State Dormitory Authority (Fordham University) Series 2016A 5.00%, 7/01/32-7/01/35	2,975	3,654,910

AB MUNICIPAL INCOME FUND •	97

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 7/01/31-7/01/33	$6,000	$7,219,530
New York State Dormitory Authority (Manhattan College) AGC Series 2007A 5.00%, 7/01/27	2,445	2,554,145
New York State Dormitory Authority (Montefiore Medical Center) NATL Series 2004 5.00%, 8/01/23	1,860	1,863,292
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	7,686,164
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2015A 5.00%, 5/01/33	5,000	5,922,700
New York State Dormitory Authority (NYU Hospitals Center) Series 2014 5.00%, 7/01/31	1,000	1,202,070
New York State Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.) Series 2006 5.00%, 11/01/21	1,000	1,011,990
New York State Dormitory Authority (Pratt Institute) Series 2016 5.00%, 7/01/30(d)	1,000	1,233,230
New York State Dormitory Authority (Rochester Institute of Technology) Series 2010 5.00%, 7/01/23-7/01/25	5,335	6,096,738
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/33-7/01/34	2,000	2,370,770
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/27	2,350	2,518,730
Series 2015E 5.00%, 3/15/34	4,000	4,894,280
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.25%, 7/01/30	2,000	2,418,160

98	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State University of New York) Series 2010A 5.00%, 7/01/27-7/01/31	$9,285	$10,613,026
Series 2011A 5.00%, 7/01/28	6,690	7,870,049
New York State Dormitory Authority (Teachers College) Series 2012 5.00%, 7/01/34	2,535	2,964,987
Series 2012A 5.00%, 7/01/31	1,200	1,403,544
New York State Energy Research & Development Authority (Brooklyn Union Gas Co. (The)) NATL Series 1997A-1 0.70%, 12/01/20(e)	1,000	965,186
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.718%, 1/01/39(e)	4,975	4,428,919
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 1.25%, 4/01/34(e)	900	845,952
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2010A 5.00%, 6/15/29	2,000	2,306,880
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 4.00%, 9/15/34-9/15/35	11,250	12,608,887
New York State Thruway Authority Series 2008A 5.00%, 3/15/26 (Pre-refunded/ETM)	5,000	5,480,150
5.00%, 3/15/27 (Pre-refunded/ETM)	6,000	6,576,180
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 1/01/31-1/01/32	15,000	18,110,250
Series 2016A 5.00%, 1/01/36	5,080	6,079,134

AB MUNICIPAL INCOME FUND •	99

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/28	$5,000	$5,795,400
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 4.00%, 7/01/32-7/01/33(d)	4,250	4,516,250
5.00%, 7/01/34(d)	2,500	2,875,525
Onondaga Civic Development Corp. Series 2012 5.00%, 7/01/42 (Pre-refunded/ETM)	2,610	3,169,166
Series 2014A 5.125%, 7/01/31 (Pre-refunded/ETM)	1,250	1,407,100
Onondaga County Industrial Development Agency (Bristol-Myers Squibb Co.) Series 1994 5.75%, 3/01/24	4,000	5,009,160
Otsego County Capital Resource Corp. (Hartwick College) Series 2015A 5.00%, 10/01/30-10/01/45	10,020	11,003,986
Port Authority of New York & New Jersey Series 2010 5.00%, 7/15/31	13,000	14,978,210
Series 2013178 5.00%, 12/01/31	5,000	5,916,950
Series 2014 5.00%, 9/01/31	5,000	5,921,800
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	6,820	6,845,916
Sachem Central School District NATL Series 2006 5.00%, 10/15/21-10/15/22	5,415	5,503,187
Seneca County Industrial Development Agency (New York Chiropractic College) Series 2007 5.00%, 10/01/27	925	967,633
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)	875	1,038,310

100	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	$5,115	$5,715,961
Series 2014C 5.00%, 7/01/31	2,500	2,900,975
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2010 5.875%, 12/01/30	2,340	2,641,883
Suffolk County Industrial Development Agency (New York Institute of Technology) Series 2000 5.00%, 3/01/26	1,145	1,166,938
Triborough Bridge & Tunnel Authority Series 2006A 5.00%, 11/15/24 (Pre-refunded/ETM)	6,715	6,852,792
Series 2008D 5.00%, 11/15/26	10,000	10,978,400
Series 2011A 5.00%, 1/01/28	5,000	5,944,750
Series 2013C 5.00%, 11/15/32	5,000	5,968,750
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010A 5.00%, 9/01/30	3,000	3,401,040
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	1,175	1,199,217
Utility Debt Securitization Authority Series 2013T 5.00%, 12/15/31	10,000	12,300,300
Westchester County Healthcare Corp/NY Series 2010B 6.00%, 11/01/30 (Pre-refunded/ETM)	870	1,053,892
Westchester County Healthcare Corp/NY (Westchester County Health Care Corp. Obligated Group) Series 2010B 6.00%, 11/01/30	130	150,656
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	1,800	1,985,148

AB MUNICIPAL INCOME FUND •	101

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	$5,325	$6,084,505

		563,859,130

Florida – 0.1%
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 6.625%, 5/01/32(b)(c)	795	784,760

Georgia – 0.1%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	501,210

Ohio – 0.0%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 7.125%, 8/01/25(b)	1,200	24,000
Series 2014 10.635%, 8/01/25(b)	162	3,231

		27,231

Puerto Rico – 0.7%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	1,795	1,842,729
Series 2008 5.125%, 12/01/27	1,495	1,623,346
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.125%, 4/01/32	1,000	918,960

		4,385,035

Texas – 1.1%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	2,700	3,223,395
7.50%, 6/30/32	1,225	1,506,824

102	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	$1,350	$1,589,422

		6,319,641

Total Municipal Obligations (cost $533,574,030)		575,877,007

	Shares
SHORT-TERM INVESTMENTS – 3.8%
Investment Companies – 3.8%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(f)(g) (cost $22,351,227)	22,351,227	22,351,227

Total Investments – 100.3% (cost $555,925,257)		598,228,234
Other assets less liabilities – (0.3)%		(1,546,068)

Net Assets – 100.0%		$596,682,166

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$5,430	12/14/20	1.548%	CPI#	$18,867
Deutsche Bank AG	6,000	7/15/20	1.265%	CPI#	130,785

					$149,652

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$2,200	1/25/26	SIFMA*	4.108%	$583,051

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

AB MUNICIPAL INCOME FUND •	103

AB New York Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.17% of net assets as of May 31, 2016, is considered illiquid and restricted. Additional information regarding such securities follows:

Restricted Securities & Illiquid	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 5.25%, 1/01/24	11/13/14	$1,000,000	$985,240	0.17%

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	When-Issued or delayed delivery security.

(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of these securities amounted to $6,240,057 or 1.05% of net assets.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.5% and 0.0%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

104	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016

	AB California		AB High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $614,793,851 and $2,342,138,171, respectively)	$685,421,739		$2,524,796,723
Affiliated issuers (cost $2,817,917 and $177,256,925, respectively)	2,817,917		177,256,925
Cash collateral due from broker	– 0	–	3,305,319
Interest receivable	6,255,928		39,345,043
Receivable for capital stock sold	2,669,593		33,492,680
Unrealized appreciation on interest rate swaps	1,779,999		– 0	–
Unrealized appreciation on inflation swaps	170,287		629,609
Receivable for investment securities sold	– 0	–	2,408,117

Total assets	699,115,463		2,781,234,416

Liabilities
Unrealized depreciation on interest rate swaps	5,475,511		– 0	–
Payable for floating rate notes issued(a)	4,445,000		148,230,000
Payable for investment securities purchased	2,613,173		83,525,352
Payable for capital stock redeemed	1,214,504		7,343,775
Dividends payable	378,936		2,168,323
Advisory fee payable	203,113		928,519
Distribution fee payable	171,583		452,841
Administrative fee payable	6,522		5,789
Transfer Agent fee payable	5,978		13,149
Cash collateral due to broker	– 0	–	520,000
Payable for variation margin on exchange-traded derivatives	– 0	–	24,234
Other liabilities	15,422		662,414
Accrued expenses	92,025		191,854

Total liabilities	14,621,767		244,066,250

Net Assets	$684,493,696		$2,537,168,166

Composition of Net Assets
Capital stock, at par	$59,309		$217,559
Additional paid-in capital	623,108,313		2,384,474,299
Undistributed (distributions in excess of) net investment income	(349,693)		1,515,895
Accumulated net realized loss on investment transactions	(5,426,896)		(34,308,760)
Net unrealized appreciation on investments	67,102,663		185,269,173

	$684,493,696		$2,537,168,166

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	105

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

AB California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$482,744,354	41,827,357	$11.54	*

Class B	$90,561	7,845	$11.54

Class C	$89,567,770	7,762,636	$11.54

Advisor Class	$112,091,011	9,711,499	$11.54

AB High Income Municipal Portfolio

Class A	$860,490,081	73,757,279	$11.67	*

Class C	$343,820,933	29,485,774	$11.66

Advisor Class	$1,332,857,152	114,315,453	$11.66

*	The maximum offering price per share for Class A of AB California Portfolio and AB High Income Municipal Portfolio were $11.90 and $12.03, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

106	• AB MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

	AB National	AB New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,129,656,821 and $533,574,030, respectively)	$1,209,423,636	$575,877,007
Affiliated issuers (cost $64,141,941 and $22,351,227, respectively)	64,141,941	22,351,227
Interest receivable	15,795,617	6,986,497
Receivable for capital stock sold	4,074,438	604,009
Unrealized appreciation on inflation swaps	314,689	149,652
Receivable for investment securities sold	168,000	– 0	–
Unrealized appreciation on interest rate swaps	116,550	583,051

Total assets	1,294,034,871	606,551,443

Liabilities
Payable for investment securities purchased	22,345,533	8,634,980
Payable for capital stock redeemed	9,110,334	636,642
Payable for floating rate notes issued(a)	5,100,000	– 0	–
Dividends payable	589,944	156,288
Advisory fee payable	374,682	168,170
Cash collateral due to broker	300,000	– 0	–
Distribution fee payable	252,771	161,863
Transfer Agent fee payable	14,848	7,558
Administrative fee payable	9,175	7,512
Other liabilities	19,260	– 0	–
Accrued expenses	137,175	96,264

Total liabilities	38,253,722	9,869,277

Net Assets	$1,255,781,149	$596,682,166

Composition of Net Assets
Capital stock, at par	$119,451	$58,493
Additional paid-in capital	1,201,071,429	570,550,366
Distributions in excess of net investment income	(372,902)	(164,622)
Accumulated net realized loss on investment transactions	(25,234,883)	(16,797,751)
Net unrealized appreciation on investments	80,198,054	43,035,680

	$1,255,781,149	$596,682,166

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	107

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

AB National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$657,481,562	62,534,658	$10.51	*

Class B	$552,078	52,566	$10.50

Class C	$144,151,903	13,724,850	$10.50

Advisor Class	$453,595,606	43,138,872	$10.51

AB New York Portfolio

Class A	$457,413,908	44,837,508	$10.20	*

Class B	$1,146,280	112,512	$10.19

Class C	$83,379,941	8,178,360	$10.20

Advisor Class	$54,742,037	5,364,712	$10.20

*	The maximum offering price per share for Class A of AB National Portfolio and AB New York Portfolio were $10.84 and $10.52, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

108	• AB MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

	AB California	AB High Income Municipal
Investment Income
Interest	$26,127,265	$110,602,819
Dividends – Affiliated issuers	21,837	286,471

Total income	26,149,102	110,889,290

Expenses
Advisory fee (see Note B)	2,792,249	10,885,213
Distribution fee – Class A	1,132,256	1,838,384
Distribution fee – Class B	1,357	– 0	–
Distribution fee – Class C	859,849	3,057,600
Transfer agency – Class A	134,047	240,535
Transfer agency – Class B	54	– 0	–
Transfer agency – Class C	26,641	100,961
Transfer agency – Advisor Class	24,429	371,500
Custodian	152,742	254,820
Audit and tax	54,180	63,330
Administrative	49,468	49,466
Printing	44,435	88,242
Legal	35,127	35,139
Registration fees	33,332	180,901
Directors’ fees	21,754	21,762
Miscellaneous	22,317	59,268

Total expenses before interest expense	5,384,237	17,247,121
Interest expense	47,019	1,278,920

Total expenses	5,431,256	18,526,041
Less: expenses waived and reimbursed by the Adviser (see Note B)	(288,275)	(377,403)

Net expenses	5,142,981	18,148,638

Net investment income	21,006,121	92,740,652

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	789,645	12,433,831
Swaps	(3,570,907)	(273,173)
Net change in unrealized appreciation/depreciation of:
Investments	14,370,652	79,881,268
Swaps	2,361,076	1,844,831

Net gain on investment transactions	13,950,466	93,886,757

Net Increase in Net Assets from Operations	$34,956,587	$186,627,409

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	109

Statement of Operations

	AB National	AB New York
Investment Income
Interest	$44,689,227	$20,664,154
Dividends – Affiliated issuers	130,621	43,779

Total income	44,819,848	20,707,933

Expenses
Advisory fee (see Note B)	5,065,050	2,457,455
Distribution fee – Class A	1,547,337	1,079,283
Distribution fee – Class B	7,443	13,304
Distribution fee – Class C	1,353,322	747,211
Transfer agency – Class A	266,736	163,099
Transfer agency – Class B	549	870
Transfer agency – Class C	61,666	29,365
Transfer agency – Advisor Class	161,544	14,631
Custodian	208,194	144,776
Registration fees	137,325	31,918
Printing	85,030	52,344
Audit and tax	54,346	54,346
Administrative	54,263	54,263
Legal	34,078	32,381
Directors’ fees	21,753	21,753
Miscellaneous	36,806	30,464

Total expenses before interest expense	9,095,442	4,927,463
Interest expense	49,401	73,562

Total expenses	9,144,843	5,001,025
Less: expenses waived and reimbursed by the Adviser (see Note B)	(556,758)	(347,478)

Net expenses	8,588,085	4,653,547

Net investment income	36,231,763	16,054,386

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions	161,585	983,944
Swaps	278,143	100,035
Net change in unrealized appreciation/depreciation of:
Investments	33,825,151	14,049,925
Swaps	61,179	207,489

Net gain on investment transactions	34,326,058	15,341,393

Net Increase in Net Assets from Operations	$70,557,821	$31,395,779

See notes to financial statements.

110	• AB MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB California
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,006,121	$11,674,957	$20,631,047
Net realized gain (loss) on investment transactions	(2,781,262)	2,383,474	(4,806,297)
Net change in unrealized appreciation/depreciation of investments	16,731,728	(11,469,868)	34,374,518

Net increase in net assets from operations	34,956,587	2,588,563	50,199,268
Dividends to Shareholders from
Net investment income
Class A	(15,173,778)	(8,684,517)	(15,747,037)
Class B	(3,548)	(3,520)	(20,337)
Class C	(2,237,220)	(1,294,173)	(2,367,254)
Advisor Class	(2,922,910)	(1,200,723)	(1,474,866)
Capital Stock Transactions
Net increase (decrease)	78,793,133	24,353,556	(42,610,980)

Total increase (decrease)	93,412,264	15,759,186	(12,021,206)
Net Assets
Beginning of period	591,081,432	575,322,246	587,343,452

End of period (including distributions in excess of net investment income of ($349,693), ($326,793), and ($393,455) respectively)	$684,493,696	$591,081,432	$575,322,246

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	111

Statement of Changes in Net Assets

	AB High Income Municipal
	Year Ended May 31, 2016		November 1, 2014 to May 31, 2015(a)		Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$92,740,652		$51,468,507		$74,280,466
Net realized gain (loss) on investment transactions	12,160,658		1,563,433		(30,975,293)
Net change in unrealized appreciation/depreciation of investments	81,726,099		(6,222,454)		158,025,065
Contributions from Affiliates (see Note B)	– 0	–	– 0	–	17,472

Net increase in net assets from operations	186,627,409		46,809,486		201,347,710
Dividends to Shareholders from
Net investment income
Class A	(31,910,722)		(17,807,633)		(30,136,052)
Class C	(10,993,891)		(5,985,850)		(9,582,967)
Advisor Class	(52,155,034)		(29,355,600)		(34,577,183)
Capital Stock Transactions
Net increase	383,204,558		220,107,935		499,881,492

Total increase	474,772,320		213,768,338		626,933,000
Net Assets
Beginning of period	2,062,395,846		1,848,627,508		1,221,694,508

End of period (including undistributed net investment income of $1,515,895, $469,257 and $662,956 respectively)	$2,537,168,166		$2,062,395,846		$1,848,627,508

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

112	• AB MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	AB National
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,231,763	$19,964,407	$33,740,322
Net realized gain (loss) on investment transactions	439,728	4,320,287	(14,692,085)
Net change in unrealized appreciation/depreciation of investments	33,886,330	(18,274,701)	53,500,480

Net increase in net assets from operations	70,557,821	6,009,993	72,548,717
Dividends to Shareholders from
Net investment income
Class A	(20,152,212)	(11,873,071)	(22,764,029)
Class B	(18,786)	(16,034)	(65,472)
Class C	(3,394,518)	(2,076,231)	(3,970,573)
Advisor Class	(12,920,365)	(6,149,085)	(7,196,898)
Capital Stock Transactions
Net increase (decrease)	160,723,013	107,389,814	(33,734,278)

Total increase	194,794,953	93,285,386	4,817,467
Net Assets
Beginning of period	1,060,986,196	967,700,810	962,883,343

End of period (including distributions in excess of net investment income of ($372,902), ($375,039), and ($418,427) respectively)	$1,255,781,149	$1,060,986,196	$967,700,810

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	113

Statement of Changes in Net Assets

	AB New York
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,054,386	$9,587,456	$17,741,418
Net realized gain (loss) on investment transactions	1,083,979	1,634,006	(9,184,992)
Net change in unrealized appreciation/depreciation of investments	14,257,414	(6,370,237)	25,776,197

Net increase in net assets from operations	31,395,779	4,851,225	34,332,623
Dividends to Shareholders from
Net investment income
Class A	(13,144,245)	(8,058,903)	(15,051,037)
Class B	(30,819)	(25,922)	(104,499)
Class C	(1,714,306)	(1,050,345)	(2,042,325)
Advisor Class	(1,253,301)	(504,883)	(632,246)
Capital Stock Transactions
Net increase (decrease)	50,468,492	6,635,473	(53,768,122)

Total increase (decrease)	65,721,600	1,846,645	(37,265,606)
Net Assets
Beginning of period	530,960,566	529,113,921	566,379,527

End of period (including distributions in excess of net investment income of ($164,622), ($164,796), and ($226,342) respectively)	$596,682,166	$530,960,566	$529,113,921

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

114	• AB MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended May 31, 2016

	AB High Income Municipal*
Cash flows from operating activities
Net increase in net assets from operations		$186,627,409
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities:
Increase in interest and dividends receivable	$(5,246,210)
Decrease in receivable for investments sold	5,582,811
Net accretion of bond discount and amortization of bond premium	5,018,013
Increase in payable for investments purchased	74,556,427
Increase in accrued expenses	475,127
Decrease in cash collateral due from broker	6,026,781
Purchases of long-term investments	(644,893,046)
Purchases of short-term investments	(714,549,232)
Proceeds from disposition of long-term investments	314,535,541
Proceeds from disposition of short-term investments	610,810,679
Payments on swaps, net	(3,404,592)
Proceeds for exchange-traded derivatives settlements	4,053,371
Decrease in cash collateral due to broker	(145,943)
Net realized gain on investment transactions	(12,160,658)
Net change in unrealized appreciation/depreciation on investment transactions	(81,726,099)

Total adjustments		(441,067,030)

Net decrease in cash from operating activities		$(254,439,621)

Cash flows from financing activities
Subscriptions of capital stock, net	306,418,178
Cash dividends paid (net of dividend reinvestments)**	(40,579,390)
Decrease in payable for floating rate notes issued	(11,400,000)

Net increase in cash from financing activities		254,438,788

Net increase in cash		(833)
Net change in cash
Cash at beginning of year		833

Cash at end of year		$—

** Reinvestment of dividends	$54,583,784
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,278,920

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Level 3 securities throughout the year.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	115

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

NOTE A

Significant Accounting Policies

AB Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. The AB California Portfolio, AB National Portfolio and AB New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The AB High Income Municipal Portfolio offers Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

116	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives

AB MUNICIPAL INCOME FUND •	117

Notes to Financial Statements

rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices,

118	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2016:

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$630,460,546		$54,961,193		$685,421,739
Short-Term Investments		2,817,917		– 0	–	– 0	–	2,817,917

Total Investments in Securities		2,817,917		630,460,546		54,961,193		688,239,656
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	170,287		– 0	–	170,287
Interest Rate Swaps		– 0	–	1,779,999		– 0	–	1,779,999
Liabilities:
Interest Rate Swaps		– 0	–	(5,475,511)		– 0	–	(5,475,511)

Total(c)		$2,817,917		$626,935,321		$54,961,193		$684,714,431

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alabama	$	– 0	–	$47,792,191		$3,267,401		$51,059,592
Alaska		– 0	–	– 0	–	5,144,184		5,144,184
Arizona		– 0	–	21,059,372		13,063,813		34,123,185
California		– 0	–	195,123,374		67,088,449		262,211,823
Colorado		– 0	–	19,850,193		11,799,171		31,649,364
Florida		– 0	–	98,981,939		35,563,670		134,545,609
Guam		– 0	–	1,013,048		1,202,590		2,215,638
Idaho		– 0	–	4,690,920		8,730,377		13,421,297
Illinois		– 0	–	181,669,564		77,339,054		259,008,618
Kentucky		– 0	–	21,186,340		13,034,201		34,220,541
Louisiana		– 0	–	17,686,263		27,048,421		44,734,684
Maryland		– 0	–	6,001,378		5,717,998		11,719,376
Massachusetts		– 0	–	53,340,052		6,263,792		59,603,844
Michigan		– 0	–	102,940,653		19,238,171		122,178,824
Missouri		– 0	–	3,643,855		8,143,920		11,787,775
New Jersey		– 0	–	142,426,542		3,985,299		146,411,841
New York		– 0	–	207,954,449		44,632,099		252,586,548
North Carolina		– 0	–	– 0	–	3,159,031		3,159,031
North Dakota		– 0	–	– 0	–	4,871,117		4,871,117
Ohio		– 0	–	69,934,794		18,882,230		88,817,024
Oklahoma		– 0	–	– 0	–	7,414,063		7,414,063

AB MUNICIPAL INCOME FUND •	119

Notes to Financial Statements

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Oregon	$	– 0	–	$13,391,137		$16,781,019		$30,172,156
Pennsylvania		– 0	–	46,500,595		39,509,999		86,010,594
Rhode Island		– 0	–	– 0	–	10,021,670		10,021,670
Tennessee		– 0	–	14,724,095		14,505,681		29,229,776
Texas		– 0	–	218,717,861		46,227,913		264,945,774
Utah		– 0	–	4,993,837		8,500,870		13,494,707
Vermont		– 0	–	– 0	–	3,204,253		3,204,253
Virginia		– 0	–	99,624,237		12,186,466		111,810,703
Washington		– 0	–	68,184,419		48,012,828		116,197,247
Wisconsin		– 0	–	18,633,589		2,848,782		21,482,371
Other		– 0	–	257,343,494		– 0	–	257,343,494
Short-Term Investments		177,256,925		– 0	–	– 0	–	177,256,925

Total Investments in Securities		177,256,925		1,937,408,191		587,388,532		2,702,053,648
Other Financial Instruments(a):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	1,981,012		– 0	–	1,981,012	(b)
Inflation (CPI) Swaps		– 0	–	629,609		– 0	–	629,609
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)		$177,256,925		$1,940,018,812		$587,388,532		$2,704,664,269

AB National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,136,565,494		$72,858,142		$1,209,423,636
Short-Term Investments		64,141,941		– 0	–	– 0	–	64,141,941

Total Investments in Securities		64,141,941		1,136,565,494		72,858,142		1,273,565,577
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	314,689		– 0	–	314,689
Interest Rate Swaps		– 0	–	116,550		– 0	–	116,550
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)		$64,141,941		$1,136,996,733		$72,858,142		$1,273,996,816

AB New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$563,695,100		$12,181,907		$575,877,007
Short-Term Investments		22,351,227		– 0	–	– 0	–	22,351,227

Total Investments in Securities		22,351,227		563,695,100		12,181,907		598,228,234

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Notes to Financial Statements

AB New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps	$	– 0	–	$149,652		$	– 0	–	$149,652
Interest Rate Swaps		– 0	–	583,051			– 0	–	583,051
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total(c)		$22,351,227		$564,427,803			$12,181,907		$598,960,937

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB California Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$32,737,837		$32,737,837
Accrued discounts/(premiums)	(155,344)		(155,344)
Realized gain (loss)	163,432		163,432
Change in unrealized appreciation/depreciation	1,879,354		1,879,354
Purchases	22,500,288		22,500,288
Sales	(3,605,675)		(3,605,675)
Transfers in to Level 3	1,441,301		1,441,301
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$54,961,193		$54,961,193	(a)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(b)	$2,031,666		$2,031,666

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Notes to Financial Statements

AB High Income Municipal Portfolio	Long-Term Municipal Bonds	Total
Balance as of 5/31/15	$524,250,368	$524,250,368
Accrued discounts/(premiums)	25,858	25,858
Realized gain (loss)	4,162,558	4,162,558
Change in unrealized appreciation/depreciation	(1,844,233)	(1,844,233)
Purchases	132,456,894	132,456,894
Sales	(68,477,188)	(68,477,188)
Transfers in to Level 3	12,365,568	12,365,568
Transfers out of Level 3	(15,551,293)	(15,551,293)

Balance as of 5/31/16	$587,388,532	$587,388,532	(a)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(b)	$(677,531)	$(677,531)

AB National Portfolio	Long-Term Municipal Bonds	Total
Balance as of 5/31/15	$50,875,335	$50,875,335
Accrued discounts/(premiums)	245,641	245,641
Realized gain (loss)	(369,005)	(369,005)
Change in unrealized appreciation/depreciation	1,330,651	1,330,651
Purchases	25,577,001	25,577,001
Sales	(13,173,271)	(13,173,271)
Transfers in to Level 3	10,658,367	10,658,367
Transfers out of Level 3	(2,286,577)	(2,286,577)

Balance as of 5/31/16	$72,858,142	$72,858,142	(a)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(b)	$(213,907)	$(213,907)

AB New York Portfolio	Long-Term Municipal Bonds	Total
Balance as of 5/31/15	$12,933,967	$12,933,967
Accrued discounts/(premiums)	2,562	2,562
Realized gain (loss)	(426,230)	(426,230)
Change in unrealized appreciation/depreciation	1,029,552	1,029,552
Purchases	1,779,641	1,779,641
Sales	(8,042,586)	(8,042,586)
Transfers in to Level 3	4,905,001	4,905,001
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$12,181,907	$12,181,907	(a)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(b)	$1,047,112	$1,047,112

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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Notes to Financial Statements

As of May 31, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

AB MUNICIPAL INCOME FUND •	123

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of
Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End

The Fund changed its fiscal year end from October 31 to May 31. For the fiscal year ended May 31, 2015, the statement of changes in net assets and financial highlights reflect the period from November 1, 2014 to May 31, 2015.

NOTE B

Advisory, Administrative Fees and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB California	.45%	.40%	.35%
AB High Income Municipal	.50%	.45%	.40%
AB National	.45%	.40%	.35%
AB New York	.45%	.40%	.35%

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Notes to Financial Statements

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

	Effective January 30, 2015(a)
Portfolio	Class A	Class B	Class C	Advisor Class
AB California	.75%	1.50%	1.50%	.50%
AB National	.75%	1.50%	1.50%	.50%
AB New York	.75%	1.50%	1.50%	.50%

	Effective January 30, 2015(b)
Portfolio	Class A	Class C	Advisor Class
AB High Income Municipal	.80%	1.55%	.55%

This contractual agreement extends through September 30, 2016 for all Portfolios and may be extended by the Adviser for additional one year terms.

(a)

Prior to January 30, 2015, the Expense Caps were .80%, 1.50%, 1.50% and .50% for Class A, Class B, Class C and Advisor Class shares, respectively. Prior to February 1, 2013, the Expense Caps were .75%, 1.45%, 1.45% and .45% for Class A, Class B, Class C and Advisor Class shares, respectively.

(b)	Prior to January 30, 2015, the Expense Caps were .80%, 1.50% and .50% for Class A, Class C and Advisor Class shares, respectively.

For the year ended May 31, 2016, such reimbursements amounted to $288,275, $377,403, $556,758 and $347,478 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2016, the reimbursement for such services amounted to $49,468, $49,466, $54,263 and $54,263 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

During the year ended October 31, 2014, the Adviser reimbursed the AB High Income Municipal Portfolio $17,472 for trading losses incurred due to a trade entry error.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus

AB MUNICIPAL INCOME FUND •	125

Notes to Financial Statements

account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB California Portfolio, $68,509; AB High Income Municipal Portfolio, $182,886; AB National Portfolio, $166,607 and AB New York Portfolio, $81,634 for the year ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolio that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended May 31, 2016 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
AB California	$685		$2,628	$	– 0	–	$5,044
AB High Income Municipal	1,101		47,296		– 0	–	43,323
AB National	– 0	–	66,654		24		11,138
AB New York	– 0	–	21,077		82		5,157

The Portfolios may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended May 31, 2016 is as follows:

Portfolio	Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
AB California	$16,126	$130,078	$143,386	$2,818	$22
AB High Income Municipal	9,808	698,649	531,200	177,257	286
AB National	12,812	281,962	230,632	64,142	131
AB New York	18,572	115,135	111,356	22,351	44

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .25 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net

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Notes to Financial Statements

assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Prior to January 30, 2015, the Portfolios paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of 1% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
AB California	$6,822,097	$7,268,921
AB High Income Municipal	N/A	2,549,534
AB National	3,383,054	6,646,274
AB New York	5,968,605	4,272,703

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the year ended May 31, 2016, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB California	$140,990,531	$	– 0	–	$79,778,867	$	– 0	–
AB High Income Municipal	644,893,046		– 0	–	304,790,033		– 0	–
AB National	276,705,547		– 0	–	142,112,329		– 0	–
AB New York	138,331,883		– 0	–	86,775,369		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB California	$613,192,126	$70,988,340	$(401,232)	$70,587,108
AB High Income Municipal	2,371,499,567	200,310,951	(18,649,284)	181,661,667
AB National	1,188,701,753	84,298,970	(4,554,406)	79,744,564
AB New York	555,934,155	43,339,704	(1,045,625)	42,294,079

AB MUNICIPAL INCOME FUND •	127

Notes to Financial Statements

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolios may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the

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Notes to Financial Statements

Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the year ended May 31, 2016, the AB High Income Municipal Portfolio held purchased options for hedging purposes.

For the year ended May 31, 2016, the Portfolios had no transactions in written swaption and written options.

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

AB MUNICIPAL INCOME FUND •	129

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps

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Notes to Financial Statements

are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2016, the AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended May 31, 2016, the AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of May 31, 2016, the AB High Income Municipal

AB MUNICIPAL INCOME FUND •	131

Notes to Financial Statements

Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended May 31, 2016, the AB High Income Municipal Portfolio held credit default swaps for non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal

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Notes to Financial Statements

certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2016, the Portfolios had entered into the following derivatives:

AB California Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,779,999	Unrealized depreciation on interest rate swaps	$5,475,511

Interest rate contracts	Unrealized appreciation on inflation swaps	170,287

Total		$1,950,286		$5,475,511

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(3,570,907)	$2,361,076

Total		$(3,570,907)	$2,361,076

AB MUNICIPAL INCOME FUND •	133

Notes to Financial Statements

AB High Income Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/ Payable for variation margin on exchange traded derivatives	$1,981,012	*

Interest rate contracts	Unrealized appreciation on inflation swaps	629,609

Total		$2,610,621

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(3,871,500)	$3,541,562

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,615,384)	868,105

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,342,211	976,726

Total		$(4,144,673)	$5,386,393

134	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

AB National Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$116,550

Interest rate contracts	Unrealized appreciation on inflation swaps	314,689

Total		$431,239

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$278,143	$61,179

Total		$278,143	$61,179

AB New York Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$583,051

Interest rate contracts	Unrealized appreciation on inflation swaps	149,652

Total		$732,703

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$100,035	$207,489

Total		$100,035	$207,489

AB MUNICIPAL INCOME FUND •	135

Notes to Financial Statements

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended May 31, 2016:

AB California Portfolio
Interest Rate Swaps:
Average notional amount	$35,253,846
Inflation Swaps:
Average notional amount	$11,255,556	(a)

(a)	Positions were open for nine months during the year.

AB High Income Municipal Portfolio
Purchased Options:
Average monthly cost	$2,231,750	(a)
Interest Rate Swaps:
Average notional amount	$90,191,667	(b)
Inflation Swaps:
Average notional amount	$39,955,556	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$34,400,000	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$93,779,809

(a)	Positions were open for five months during the year.

(b)	Positions were open for eleven months during the year.

(c)	Positions were open for nine months during the year.

AB National Portfolio
Interest Rate Swaps:
Average notional amount	$6,300,000
Inflation Swaps:
Average notional amount	$20,611,111	(a)

(a)	Positions were open for nine months during the year.

AB New York Portfolio
Interest Rate Swaps:
Average notional amount	$2,200,000
Inflation Swaps:
Average notional amount	$9,753,333	(a)

(a)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

136	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of May 31, 2016:

AB California Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$1,744,715	$ – 0	–	$	– 0	–	$(1,744,715)		$	– 0	–
Deutsche Bank AG	148,223	– 0	–		– 0	–	– 0	–		148,223
Merrill Lynch Capital Services, Inc.	57,348	(57,348)			– 0	–	– 0	–		– 0	–

Total	$1,950,286	$(57,348)		$	– 0	–	$(1,744,715)			$148,223	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$5,475,511	$(57,348)		$	– 0	–	$(5,418,163)		$	– 0	–

Total	$5,475,511	$(57,348)		$	– 0	–	$(5,418,163)		$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB High Income Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received		Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$79,222	$	– 0	–	$ – 0	–	$	– 0	–		$79,222
Deutsche Bank AG	550,387		– 0	–	(520,000)			– 0	–		30,387

Total	$629,609	$	– 0	–	$(520,000)		$	– 0	–		$109,609	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$24,234	$	– 0	–	$(24,234)		$	– 0	–	$	– 0	–

Total	$24,234	$	– 0	–	$(24,234)		$	– 0	–	$	– 0	–

AB MUNICIPAL INCOME FUND •	137

Notes to Financial Statements

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB National Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$41,130	$	– 0	–	$	– 0	–	$	– 0	–	$41,130
Deutsche Bank AG	273,559		– 0	–		(273,559)			– 0	–	– 0	–
Merrill Lynch Capital Services, Inc.	116,550		– 0	–		– 0	–		– 0	–	116,550

Total	$431,239	$	– 0	–		$(273,559)		$	– 0	–	$157,680	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB New York Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$601,918	$	– 0	–	$	– 0	–	$(548,300)		$53,618
Deutsche Bank AG	130,785		– 0	–		– 0	–	– 0	–	130,785

Total	$732,703	$	– 0	–	$	– 0	–	$(548,300)		$184,403	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

The Fund has allocated 18,050,000,000 of authorized shares to the AB California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the AB High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares;

138	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

18,100,000,000 of authorized shares to the AB National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; and 9,050,000,000 of authorized shares to the AB New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	AB California Portfolio
	Shares			Amount
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014

Class A
Shares sold	7,137,450	1,951,464	1,596,507	$81,462,951	$22,305,191	$17,706,326

Shares issued in reinvestment of dividends	632,378	345,889	654,230	7,209,619	3,950,473	7,260,407

Shares converted from Class B	10,111	16,091	51,866	114,952	183,837	575,781

Shares redeemed	(5,009,585)	(1,981,338)	(6,253,535)	(56,970,990)	(22,638,964)	(68,880,222)

Net increase (decrease)	2,770,354	332,106	(3,950,932)	$31,816,532	$3,800,537	$(43,337,708)

Class B
Shares sold	1,001	499	844	$11,400	$5,700	$9,380

Shares issued in reinvestment of dividends	290	273	1,510	3,293	3,131	16,704

Shares converted to Class A	(10,111)	(16,091)	(51,873)	(114,952)	(183,837)	(575,781)

Shares redeemed	(7)	(3,416)	(8,953)	(81)	(39,267)	(97,809)

Net decrease	(8,827)	(18,735)	(58,472)	$(100,340)	$(214,273)	$(647,506)

Class C
Shares sold	1,030,759	540,461	321,413	$11,755,871	$6,169,761	$3,550,235

Shares issued in reinvestment of dividends	107,351	59,714	114,343	1,223,170	681,656	1,268,050

Shares redeemed	(799,576)	(501,479)	(1,159,454)	(9,118,461)	(5,716,563)	(12,723,564)

Net increase (decrease)	338,534	98,696	(723,698)	$3,860,580	$1,134,854	$(7,905,279)

Advisor Class
Shares sold	5,799,592	2,318,827	2,189,608	$66,331,436	$26,505,115	$24,220,587

Shares issued in reinvestment of dividends	169,961	67,550	79,406	1,938,263	771,085	884,296

Shares redeemed	(2,191,155)	(671,986)	(1,452,612)	(25,053,338)	(7,643,761)	(15,825,370)

Net increase	3,778,398	1,714,391	816,402	$43,216,361	$19,632,439	$9,279,513

AB MUNICIPAL INCOME FUND •	139

Notes to Financial Statements

	AB High Income Municipal Portfolio
	Shares			Amount
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014

Class A
Shares sold	25,707,312	15,621,324	30,118,263	$292,227,919	$176,816,165	$323,956,865

Shares issued in reinvestment of dividends	1,404,268	822,327	1,562,804	15,918,785	9,310,577	16,790,691

Shares redeemed	(15,252,127)	(10,491,580)	(33,414,643)	(172,254,522)	(118,780,653)	(356,541,980)

Net increase (decrease)	11,859,453	5,952,071	(1,733,576)	$135,892,182	$67,346,089	$(15,794,424)

Class C
Shares sold	7,555,320	4,786,956	7,598,866	$85,634,766	$54,230,812	$81,597,159

Shares issued in reinvestment of dividends	595,844	313,839	515,635	6,751,245	3,550,666	5,551,407

Shares redeemed	(4,048,414)	(2,596,189)	(5,596,215)	(45,770,047)	(29,372,669)	(58,885,914)

Net increase	4,102,750	2,504,606	2,518,286	$46,615,964	$28,408,809	$28,262,652

Advisor Class
Shares sold	48,121,497	31,402,697	66,594,755	$547,460,337	$356,113,935	$714,868,348

Shares issued in reinvestment of dividends	2,815,906	1,472,256	1,873,565	31,913,754	16,654,426	20,306,036

Shares redeemed	(33,480,708)	(21,954,717)	(23,207,415)	(378,677,679)	(248,415,324)	(247,761,120)

Net increase	17,456,695	10,920,236	45,260,905	$200,696,412	$124,353,037	$487,413,264

	AB National Portfolio
	Shares			Amount
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014

Class A
Shares sold	11,555,492	7,992,806	9,955,835	$119,395,295	$82,630,150	$100,125,410

Shares issued in reinvestment of dividends	1,055,506	609,553	1,263,622	10,889,946	6,306,136	12,763,531

Shares converted from Class B	28,232	48,138	117,806	288,565	498,138	1,187,205

Shares redeemed	(10,110,024)	(4,859,413)	(20,650,582)	(103,939,164)	(50,204,349)	(208,028,787)

Net increase (decrease)	2,529,206	3,791,084	(9,313,319)	$26,634,642	$39,230,075	$(93,952,641)

Class B
Shares sold	3,622	1,293	9,800	$37,084	$13,375	$98,147

Shares issued in reinvestment of dividends	1,126	921	3,697	11,588	9,522	37,180

Shares converted to Class A	(28,263)	(48,227)	(117,968)	(288,565)	(498,138)	(1,187,205)

Shares redeemed	(14,204)	(4,253)	(70,733)	(149,586)	(43,872)	(709,665)

Net decrease	(37,719)	(50,266)	(175,204)	$(389,479)	$(519,113)	$(1,761,543)

140	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

	AB National Portfolio
	Shares			Amount
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014

Class C
Shares sold	2,404,811	1,290,217	989,003	$24,838,151	$13,352,027	$9,938,481

Shares issued in reinvestment of dividends	210,846	125,919	243,547	2,172,921	1,301,368	2,457,141

Shares redeemed	(1,833,531)	(1,118,027)	(3,164,858)	(18,882,271)	(11,552,622)	(31,616,433)

Net increase (decrease)	782,126	298,109	(1,932,308)	$8,128,801	$3,100,773	$(19,220,811)

Advisor Class
Shares sold	20,332,751	9,211,272	16,540,110	$210,422,196	$95,361,455	$167,363,830

Shares issued in reinvestment of dividends	888,569	435,504	509,126	9,177,466	4,505,554	5,158,346

Shares redeemed	(9,027,592)	(3,307,697)	(9,165,616)	(93,250,613)	(34,288,930)	(91,321,459)

Net increase	12,193,728	6,339,079	7,883,620	$126,349,049	$65,578,079	$81,200,717

	AB New York Portfolio
	Shares			Amount
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014

Class A
Shares sold	8,454,250	4,201,602	4,490,562	$84,959,231	$42,101,297	$44,085,154

Shares issued in reinvestment of dividends	705,859	421,106	824,910	7,075,995	4,222,672	8,109,982

Shares converted from Class B	43,510	56,219	307,083	433,278	564,360	3,014,486

Shares redeemed	(7,515,092)	(4,902,284)	(10,098,924)	(75,208,461)	(49,135,520)	(98,706,099)

Net increase (decrease)	1,688,527	(223,357)	(4,476,369)	$17,260,043	$(2,247,191)	$(43,496,477)

Class B
Shares sold	1,257	7,144	3,916	$12,523	$71,259	$38,513

Shares issued in reinvestment of dividends	1,852	1,365	6,936	18,531	13,667	67,800

Shares converted to Class A	(43,578)	(56,306)	(307,416)	(433,278)	(564,360)	(3,014,486)

Shares redeemed	(13,115)	(7,872)	(50,425)	(131,735)	(78,813)	(489,426)

Net decrease	(53,584)	(55,669)	(346,989)	$(533,959)	$(558,247)	$(3,397,599)

Class C
Shares sold	1,863,631	646,978	498,851	$18,741,425	$6,492,220	$4,896,340

Shares issued in reinvestment of dividends	115,200	68,969	138,565	1,154,627	691,278	1,361,189

Shares redeemed	(1,094,819)	(611,494)	(1,752,588)	(10,934,847)	(6,133,217)	(17,132,355)

Net increase (decrease)	884,012	104,453	(1,115,172)	$8,961,205	$1,050,281	$(10,874,826)

AB MUNICIPAL INCOME FUND •	141

Notes to Financial Statements

	AB New York Portfolio
	Shares			Amount
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014

Advisor Class
Shares sold	3,246,352	1,113,069	994,009	$32,661,314	$11,202,176	$9,792,314

Shares issued in reinvestment of dividends	71,381	26,366	32,426	716,843	264,448	319,135

Shares redeemed	(858,572)	(306,480)	(626,470)	(8,596,954)	(3,075,994)	(6,110,669)

Net increase	2,459,161	832,955	399,965	$24,781,203	$8,390,630	$4,000,780

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The AB New York and AB California Portfolios of the AB Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with

142	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, recently defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—There is no guarantee that all of a Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset

AB MUNICIPAL INCOME FUND •	143

Notes to Financial Statements

by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolios’ return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity

144	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

AB MUNICIPAL INCOME FUND •	145

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended May 31, 2016, period ended May 31, 2015 and year ended October 2014 were as follows:

AB California Portfolio	2016	2015	2014
Distributions paid from:
Ordinary income	$382,639	$207,341	$368,107

Total taxable distributions	382,639	207,341	368,107
Tax exempt distributions	19,954,817	10,975,592	19,241,387

Total distributions paid	$20,337,456	$11,182,933	$19,609,494

AB High Income Municipal Portfolio	2016	2015	2014
Distributions paid from:
Ordinary income	$6,464,290	$2,657,048	$1,640,685

Total taxable distributions	6,464,290	2,657,048	1,640,685
Tax exempt distributions	88,595,357	50,492,035	72,655,517

Total distributions paid	$95,059,647	$53,149,083	$74,296,202

AB National Portfolio	2016	2015	2014
Distributions paid from:
Ordinary income	$397,862	$184,929	$458,398

Total taxable distributions	397,862	184,929	458,398
Tax exempt distributions	36,088,019	19,929,492	33,538,574

Total distributions paid	$36,485,881	$20,114,421	$33,996,972

146	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

AB New York Portfolio	2016	2015	2014
Distributions paid from:
Ordinary income	$137,879	$66,957	$113,695

Total taxable distributions	137,879	66,957	113,695
Tax exempt distributions	16,004,792	9,573,096	17,716,412

Total distributions paid	$16,142,671	$9,640,053	$17,830,107

As of May 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB California	$10,944	$(5,386,113)	$67,080,182	$61,705,013
AB High Income Municipal	6,690,130	(33,311,874)	182,291,275	155,669,531
AB National	412,011	(25,212,632)	80,149,343	55,348,722
AB New York	51,570	(16,788,853)	43,018,488	26,281,205

(a)

At May 31, 2016, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal period, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio utilized capital loss carryforwards of $8,915,923, $154,275, and $978,504, respectively, to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps and tender option bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities, and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of May 31, 2016, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB California	$2,457,993	$2,928,120	N/A
AB High Income Municipal	4,182,905	N/A	2019
AB High Income Municipal	27,232,780	1,896,189	N/A
AB National	13,695,389	11,517,243	N/A
AB New York	7,799,000	8,989,853	N/A

AB MUNICIPAL INCOME FUND •	147

Notes to Financial Statements

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps and swap clearing fees, and adjustments to nondeductible offering costs—is reflected as an adjustment to the components of capital as of May 31, 2016 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital		Increase (Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
AB California	$–0	–	$(691,565)	$691,565
AB High Income Municipal	(77,970)		3,365,633	(3,287,663)
AB National	– 0	–	256,255	(256,255)
AB New York	– 0	–	88,459	(88,459)

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At May 31, 2016, the amount of Floating Rate Notes outstanding was $4,445,000, $148,230,000 and $5,100,000 and the related interest rate was 0.43%, 0.43%, and 0.43% for AB California, AB High Income Municipal and AB National Portfolios, respectively. At May 31, 2016, AB New York did not have any Floating Rate Notes outstanding. For the

148	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

year ended May 31, 2016, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were as follows:

Portfolio	Average Amount Outstanding	Weighted Average Interest Rate
AB California	$4,445,000	0.87%
AB High income Municipal	154,386,831	0.81%
AB National	5,691,803	0.85%

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing. For the year ended May 31, 2016, the Portfolios did not engage in such transactions.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Portfolios in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

AB MUNICIPAL INCOME FUND •	149

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Class A
Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94

Income From Investment Operations
Net investment income(b)(c)	.39	.23	.41	.41	.44	.46
Net realized and unrealized gain (loss) on investment transactions	.26	(.18)	.59	(.67)	.65	(.10)

Net increase (decrease) in net asset value from operations	.65	.05	1.00	(.26)	1.09	.36

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.22)	(.39)	(.39)	(.42)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	(.01)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.22)	(.39)	(.42)	(.42)	(.46)

Net asset value, end of period	$ 11.54	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84

Total Return
Total investment return based on net asset value(e)	5.88%	.46%	9.42%	(2.31)%	10.19%	3.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$482,744	$440,324	$442,905	$462,298	$533,057	$511,656
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.76%	.78	%^	.81%	.80%	.76%	.76%
Expenses, before waivers/reimbursements(f)	.80%	.83	%^	.86%	.85%	.85%	.86%
Net investment income(b)	3.46%	3.52	%^	3.72%	3.68%	3.89%	4.39%
Portfolio turnover rate	13%	12%	14%	22%	23%	12%

See footnote summary on pages 165-166.

150	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Class B
Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.28	$ 11.44	$ 10.83	$ 11.50	$ 10.84	$ 10.94

Income From Investment Operations
Net investment income(b)(c)	.31	.19	.34	.33	.36	.39
Net realized and unrealized gain (loss) on investment transactions	.25	(.17)	.58	(.66)	.64	(.11)

Net increase (decrease) in net asset value from operations	.56	.02	.92	(.33)	1.00	.28

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.18)	(.31)	(.31)	(.34)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	(.01)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.18)	(.31)	(.34)	(.34)	(.38)

Net asset value, end of period	$ 11.54	$ 11.28	$ 11.44	$ 10.83	$ 11.50	$ 10.84

Total Return
Total investment return based on net asset value(e)	5.00%	.13%	8.66%	(2.90)%	9.34%	2.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91	$188	$405	$1,017	$1,804	$2,872
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.51%	1.51	%^	1.51%	1.50%	1.46%	1.46%
Expenses, before waivers/reimbursements(f)	1.56%	1.57	%^	1.56%	1.56%	1.58%	1.58%
Net investment income(b)	2.73%	2.80	%^	3.05%	2.97%	3.21%	3.70%
Portfolio turnover rate	13%	12%	14%	22%	23%	12%

See footnote summary on pages 165-166.

AB MUNICIPAL INCOME FUND •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Class C
Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.27	$ 11.43	$ 10.83	$ 11.50	$ 10.83	$ 10.93

Income From Investment Operations
Net investment income(b)(c)	.31	.19	.33	.34	.36	.39
Net realized and unrealized gain (loss) on investment transactions	.26	(.17)	.58	(.67)	.65	(.11)

Net increase (decrease) in net asset value from operations	.57	.02	.91	(.33)	1.01	.28

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.18)	(.31)	(.31)	(.34)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	(.01)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.18)	(.31)	(.34)	(.34)	(.38)

Net asset value, end of period	$ 11.54	$ 11.27	$ 11.43	$ 10.83	$ 11.50	$ 10.83

Total Return
Total investment return based on net asset value(e)	5.09%	.13%	8.57%	(2.90)%	9.44%	2.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,568	$83,677	$83,761	$87,172	$107,831	$106,547
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.51%	1.51	%^	1.51%	1.50%	1.46%	1.46%
Expenses, before waivers/reimbursements(f)	1.56%	1.55	%^	1.56%	1.55%	1.55%	1.56%
Net investment income(b)	2.71%	2.79	%^	3.02%	2.98%	3.19%	3.69%
Portfolio turnover rate	13%	12%	14%	22%	23%	12%

See footnote summary on pages 165-166.

152	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Advisor Class
Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94

Income From Investment Operations
Net investment income(b)(c)	.42	.25	.44	.45	.47	.49
Net realized and unrealized gain (loss) on investment transactions	.26	(.18)	.59	(.68)	.65	(.10)

Net increase (decrease) in net asset value from operations	.68	.07	1.03	(.23)	1.12	.39

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.24)	(.42)	(.42)	(.45)	(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	(.01)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–

Total dividends and distributions	(.41)	(.24)	(.42)	(.45)	(.45)	(.49)

Net asset value, end of period	$ 11.54	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84

Total Return
Total investment return based on net asset value(e)	6.14%	.62%	9.75%	(2.02)%	10.53%	3.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,091	$66,892	$48,251	$36,856	$37,507	$23,338
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.51%	.51	%^	.51%	.50%	.46%	.46%
Expenses, before waivers/reimbursements(f)	.55%	.55	%^	.56%	.55%	.55%	.55%
Net investment income(b)	3.69%	3.78	%^	3.99%	3.97%	4.16%	4.65%
Portfolio turnover rate	13%	12%	14%	22%	23%	12%

See footnote summary on pages 165-166.

AB MUNICIPAL INCOME FUND •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class A
Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Income From Investment Operations
Net investment income(b)(c)	.48	.28	.54	.53	.53	.54
Net realized and unrealized gain (loss) on investment transactions	.48	(.01)	.93	(1.18)	1.28	(.42)
Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.96	.27	1.47	(.65)	1.81	.12

Less: Dividends and Distributions
Dividends from net investment income	(.49)	(.29)	(.54)	(.54)	(.55)	(.56)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.49)	(.29)	(.54)	(.54)	(.55)	(.59)

Net asset value, end of period	$ 11.67	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22

Total Return
Total investment return based on net asset value(e)	8.82%	2.45%	14.62%	(5.88)%	18.08%	1.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$860,490	$693,523	$627,941	$593,742	$613,787	$279,661
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.86%	.86	%^	.89%	.89%	.91%	.92%
Expenses, before waivers/reimbursements(f)	.88%	.89	%^	.96%	.98%	1.00%	1.06%
Net investment income(b)	4.23%	4.33	%^	4.99%	4.78%	4.81%	5.51%
Portfolio turnover rate	14%	9%	17%	41%	14%	43%

See footnote summary on pages 165-166.

154	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class C
Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Income From Investment Operations
Net investment income(b)(c)	.39	.24	.46	.46	.45	.47
Net realized and unrealized gain (loss) on investment transactions	.48	(.01)	.93	(1.19)	1.28	(.42)
Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.87	.23	1.39	(.73)	1.73	.05

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.25)	(.46)	(.46)	(.47)	(.49)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.41)	(.25)	(.46)	(.46)	(.47)	(.52)

Net asset value, end of period	$ 11.66	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22

Total Return
Total investment return based on net asset value(e)	7.92%	2.02%	13.83%	(6.53)%	17.27%	.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$343,821	$284,261	$256,667	$209,480	$212,480	$87,012
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.61%	1.59	%^	1.59%	1.59%	1.61%	1.62%
Expenses, before waivers/reimbursements(f)	1.63%	1.62	%^	1.66%	1.68%	1.71%	1.76%
Net investment income(b)	3.49%	3.61	%^	4.28%	4.09%	4.10%	4.81%
Portfolio turnover rate	14%	9%	17%	41%	14%	43%

See footnote summary on pages 165-166.

AB MUNICIPAL INCOME FUND •	155

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Advisor Class
Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Income From Investment Operations
Net investment income(b)(c)	.51	.30	.56	.57	.56	.57
Net realized and unrealized gain (loss) on investment transactions	.47	(.01)	.94	(1.19)	1.28	(.42)
Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.98	.29	1.50	(.62)	1.84	.15

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.31)	(.57)	(.57)	(.58)	(.59)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.52)	(.31)	(.57)	(.57)	(.58)	(.62)

Net asset value, end of period	$ 11.66	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22

Total Return
Total investment return based on net asset value(e)	9.00%	2.61%	14.97%	(5.60)%	18.44%	1.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,332,857	$1,084,612	$964,020	$418,473	$435,548	$188,932
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.61%	.59	%^	.59%	.59%	.61%	.62%
Expenses, before waivers/reimbursements(f)	.63%	.62	%^	.66%	.68%	.71%	.76%
Net investment income(b)	4.48%	4.60	%^	5.20%	5.08%	5.13%	5.81%
Portfolio turnover rate	14%	9%	17%	41%	14%	43%

See footnote summary on pages 165-166.

156	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class A
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
			2014	2013	2012	2011

Net asset value, beginning of period	$ 10.20	$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04

Income From Investment Operations
Net investment income(b)(c)	.33	.20	.37	.36	.39	.43
Net realized and unrealized gain (loss) on investment transactions	.32	(.13)	.43	(.70)	.65	(.07)

Net increase (decrease) in net asset value from operations	.65	.07	.80	(.34)	1.04	.36

Less: Dividends
Dividends from net investment income	(.34)	(.21)	(.37)	(.36)	(.40)	(.43)

Net asset value, end of period	$ 10.51	$ 10.20	$ 10.34	$ 9.91	$ 10.61	$ 9.97

Total Return
Total investment return based on net asset value(e)	6.44%	.62%	8.23%	(3.27)%	10.57%	3.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$657,481	$612,321	$581,215	$649,618	$754,297	$641,972
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.75%	.78%^	.81%	.80%	.76%	.76%
Expenses, before waivers/reimbursements(f)	.80%	.82%^	.86%	.86%	.86%	.88%
Net investment income(b)	3.23%	3.39%^	3.65%	3.45%	3.81%	4.42%
Portfolio turnover rate	13%	6%	19%	26%	11%	8%

See footnote summary on pages 165-166.

AB MUNICIPAL INCOME FUND •	157

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class B
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
			2014	2013	2012	2011

Net asset value, beginning of period	$ 10.19	$ 10.32	$ 9.90	$ 10.60	$ 9.96	$ 10.02

Income From Investment Operations
Net investment income(b)(c)	.26	.16	.30	.28	.33	.36
Net realized and unrealized gain (loss) on investment transactions	.32	(.13)	.42	(.69)	.64	(.06)

Net increase (decrease) in net asset value from operations	.58	.03	.72	(.41)	.97	.30

Less: Dividends
Dividends from net investment income	(.27)	(.16)	(.30)	(.29)	(.33)	(.36)

Net asset value, end of period	$ 10.50	$ 10.19	$ 10.32	$ 9.90	$ 10.60	$ 9.96

Total Return
Total investment return based on net asset value(e)	5.77%	.30%	7.39%	(3.95)%	9.83%	3.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$552	$920	$1,451	$3,126	$5,368	$7,334
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%	1.51%^	1.51%	1.49%	1.46%	1.46%
Expenses, before waivers/reimbursements(f)	1.58%	1.57%^	1.57%	1.57%	1.58%	1.60%
Net investment income(b)	2.50%	2.69%^	2.98%	2.75%	3.16%	3.74%
Portfolio turnover rate	13%	6%	19%	26%	11%	8%

See footnote summary on pages 165-166.

158	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class C
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
			2014	2013	2012	2011

Net asset value, beginning of period	$ 10.19	$ 10.33	$ 9.90	$ 10.60	$ 9.96	$ 10.03

Income From Investment Operations
Net investment income(b)(c)	.26	.16	.30	.29	.32	.36
Net realized and unrealized gain (loss) on investment transactions	.31	(.14)	.43	(.70)	.64	(.07)

Net increase (decrease) in net asset value from operations	.57	.02	.73	(.41)	.96	.29

Less: Dividends
Dividends from net investment income	(.26)	(.16)	(.30)	(.29)	(.32)	(.36)

Net asset value, end of period	$ 10.50	$ 10.19	$ 10.33	$ 9.90	$ 10.60	$ 9.96

Total Return
Total investment return based on net asset value(e)	5.66%	.20%	7.49%	(3.95)%	9.81%	3.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144,152	$131,936	$130,601	$144,358	$172,228	$140,265
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%	1.51%^	1.51%	1.50%	1.46%	1.46%
Expenses, before waivers/reimbursements(f)	1.56%	1.56%^	1.56%	1.56%	1.57%	1.58%
Net investment income(b)	2.49%	2.67%^	2.96%	2.76%	3.11%	3.72%
Portfolio turnover rate	13%	6%	19%	26%	11%	8%

See footnote summary on pages 165-166.

AB MUNICIPAL INCOME FUND •	159

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Advisor Class
	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,

			2014	2013	2012	2011

Net asset value, beginning of period	$ 10.21	$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04

Income From Investment Operations
Net investment income(b)(c)	.36	.22	.40	.39	.42	.46
Net realized and unrealized gain (loss) on investment transactions	.30	(.13)	.43	(.70)	.65	(.07)

Net increase (decrease) in net asset value from operations	.66	.09	.83	(.31)	1.07	.39

Less: Dividends
Dividends from net investment income	(.36)	(.22)	(.40)	(.39)	(.43)	(.46)

Net asset value, end of period	$ 10.51	$ 10.21	$ 10.34	$ 9.91	$ 10.61	$ 9.97

Total Return
Total investment return based on net asset value(e)	6.60%	.88%	8.55%	(2.98)%	10.91%	4.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$453,596	$315,809	$254,434	$165,782	$186,303	$94,240
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.50%	.51%^	.51%	.50%	.46%	.46%
Expenses, before waivers/reimbursements(f)	.55%	.55%^	.55%	.56%	.56%	.58%
Net investment income(b)	3.46%	3.66%^	3.92%	3.74%	4.08%	4.70%
Portfolio turnover rate	13%	6%	19%	26%	11%	8%

See footnote summary on pages 165-166.

160	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class A
	Year Ended May 31, 2016		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
					2014		2013		2012		2011

Net asset value, beginning of period	$ 9.92		$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01

Income From Investment Operations
Net investment income(b)(c)	.30		.19		.34		.33		.36		.38
Net realized and unrealized gain (loss) on investment transactions	.29		(.09)		.31		(.76)		.50		(.04)

Net increase (decrease) in net asset value from operations	.59		.10		.65		(.43)		.86		.34

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.19)		(.34)		(.32)		(.36)		(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–

Total dividends and distributions	(.31)		(.19)		(.34)		(.34)		(.36)		(.38)

Net asset value, end of period	$ 10.20		$ 9.92		$ 10.01		$ 9.70		$ 10.47		$ 9.97

Total Return
Total investment return based on net asset value(e)	6.00%		.97%		6.79%		(4.07)%		8.76%		3.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$457,414		$428,145		$434,208		$464,134		$579,899		$493,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.77%		.78	%^	.81%		.79%		.75%		.75%
Expenses, before waivers/reimbursements(f)	.83%		.85	%^	.87%		.85%		.85%		.87%
Net investment income(b)	3.03%		3.21	%^	3.42%		3.28%		3.49%		3.90%
Portfolio turnover rate	16%		12%		28%		19%		14%		7%

See footnote summary on pages 165-166.

AB MUNICIPAL INCOME FUND •	161

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class B
	Year Ended May 31, 2016		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
					2014		2013		2012		2011

Net asset value, beginning of period	$ 9.91		$ 10.00		$ 9.69		$ 10.45		$ 9.96		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.23		.14		.27		.26		.29		.31
Net realized and unrealized gain (loss) on investment transactions	.28		(.08)		.31		(.74)		.49		(.04)

Net increase (decrease) in net asset value from operations	.51		.06		.58		(.48)		.78		.27

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.15)		(.27)		(.26)		(.29)		(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–

Total dividends and distributions	(.23)		(.15)		(.27)		(.28)		(.29)		(.31)

Net asset value, end of period	$ 10.19		$ 9.91		$ 10.00		$ 9.69		$ 10.45		$ 9.96

Total Return
Total investment return based on net asset value(e)	5.22%		.55%		6.06%		(4.64)%		7.92%		2.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,146		$1,646		$2,217		$5,510		$9,664		$14,134
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.52%		1.51	%^	1.51%		1.49%		1.45%		1.45%
Expenses, before waivers/reimbursements(f)	1.61%		1.59	%^	1.58%		1.55%		1.57%		1.59%
Net investment income(b)	2.30%		2.49	%^	2.77%		2.57%		2.82%		3.22%
Portfolio turnover rate	16%		12%		28%		19%		14%		7%

See footnote summary on pages 165-166.

162	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class C
	Year Ended May 31, 2016		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
					2014		2013		2012		2011

Net asset value, beginning of period	$ 9.92		$ 10.00		$ 9.69		$ 10.46		$ 9.96		$ 10.01

Income From Investment Operations
Net investment income(b)(c)	.23		.14		.27		.26		.29		.31
Net realized and unrealized gain (loss) on investment transactions	.28		(.07)		.31		(.75)		.50		(.05)

Net increase (decrease) in net asset value from operations	.51		.07		.58		(.49)		.79		.26

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.15)		(.27)		(.26)		(.29)		(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–

Total dividends and distributions	(.23)		(.15)		(.27)		(.28)		(.29)		(.31)

Net asset value, end of period	$ 10.20		$ 9.92		$ 10.00		$ 9.69		$ 10.46		$ 9.96

Total Return
Total investment return based on net asset value(e)	5.21%		.65%		6.05%		(4.74)%		8.01%		2.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,380		$72,332		$71,934		$80,507		$106,135		$79,223
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.52%		1.51	%^	1.51%		1.49%		1.45%		1.45%
Expenses, before waivers/reimbursements(f)	1.58%		1.58	%^	1.57%		1.55%		1.55%		1.57%
Net investment income(b)	2.28%		2.48	%^	2.72%		2.58%		2.79%		3.20%
Portfolio turnover rate	16%		12%		28%		19%		14%		7%

See footnote summary on pages 165-166.

AB MUNICIPAL INCOME FUND •	163

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Advisor Class
	Year Ended May 31, 2016		November 1, 2014 to May 31, 2015(a)		Year Ended October 31,

					2014		2013		2012		2011

Net asset value, beginning of period	$ 9.93		$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01

Income From Investment Operations
Net investment income(b)(c)	.33		.20		.36		.37		.39		.41
Net realized and unrealized gain (loss) on investment transactions	.27		(.08)		.32		(.76)		.50		(.04)

Net increase (decrease) in net asset value from operations	.60		.12		.68		(.39)		.89		.37

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.20)		(.37)		(.36)		(.39)		(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.02)		– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–	– 0	–

Total dividends and distributions	(.33)		(.20)		(.37)		(.38)		(.39)		(.41)

Net asset value, end of period	$ 10.20		$ 9.93		$ 10.01		$ 9.70		$ 10.47		$ 9.97

Total Return
Total investment return based on net asset value(e)	6.15%		1.23%		7.11%		(3.78)%		9.09%		3.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,742		$28,838		$20,755		$16,229		$23,882		$11,169
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.52%		.51	%^	.51%		.49%		.45%		.45%
Expenses, before waivers/reimbursements(f)	.58%		.57	%^	.57%		.55%		.54%		.57%
Net investment income(b)	3.25%		3.46	%^	3.69%		3.56%		3.77%		4.21%
Portfolio turnover rate	16%		12%		28%		19%		14%		7%

See footnote summary on pages 165-166.

164	• AB MUNICIPAL INCOME FUND

Financial Highlights

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
				2014	2013	2012	2011

AB California Portfolio
Class A
Net of waivers/reimbursements	.75%	.77	%^	.80%	.79%	.75%	.75%
Before waivers/reimbursements	.80%	.82	%^	.85%	.84%	.84%	.85%
Class B
Net of waivers/reimbursements	1.50%	1.50	%^	1.50%	1.48%	1.45%	1.46%
Before waivers/reimbursements	1.55%	1.57	%^	1.56%	1.54%	1.57%	1.57%
Class C
Net of waivers/reimbursements	1.50%	1.50	%^	1.50%	1.49%	1.45%	1.45%
Before waivers/reimbursements	1.55%	1.55	%^	1.55%	1.54%	1.54%	1.55%
Advisor Class
Net of waivers/reimbursements	.50%	.50	%^	.50%	.49%	.45%	.45%
Before waivers/reimbursements	.55%	.54	%^	.55%	.54%	.53%	.55%

AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80%	.80	%^	.80%	.80%	.80%	.80%
Before waivers/reimbursements	.82%	.83	%^	.88%	.89%	.89%	.94%
Class C
Net of waivers/reimbursements	1.55%	1.53	%^	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.57%	1.56	%^	1.58%	1.59%	1.59%	1.64%
Advisor Class
Net of waivers/reimbursements	.55%	.53	%^	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.57%	.56	%^	.58%	.59%	.59%	.64%

AB National Portfolio
Class A
Net of waivers/reimbursements	.75%	.77	%^	.80%	.79%	.75%	.75%
Before waivers/reimbursements	.80%	.82	%^	.85%	.85%	.85%	.87%
Class B
Net of waivers/reimbursements	1.50%^	1.50	%^	1.50%	1.48%	1.45%	1.45%
Before waivers/reimbursements	1.58%	1.57%		1.56%	1.56%	1.58%	1.59%
Class C
Net of waivers/reimbursements	1.50%	1.50	%^	1.50%	1.49%	1.45%	1.45%
Before waivers/reimbursements	1.55%	1.55	%^	1.55%	1.55%	1.56%	1.57%

AB MUNICIPAL INCOME FUND •	165

Financial Highlights

	Year Ended May 31, 2016	November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
				2014	2013	2012	2011

Advisor Class
Net of waivers/reimbursements	.50%	.50	%^	.50%	.49%	.45%	.45%
Before waivers/reimbursements	.55%	.55	%^	.55%	.55%	.55%	.57%

AB New York Portfolio
Class A
Net of waivers/reimbursements	.75%	.77	%^	.80%	.79%	.75%	.75%
Before waivers/reimbursements	.81%	.84	%^	.87%	.84%	.85%	.85%
Class B
Net of waivers/reimbursements	1.50%	1.50	%^	1.50%	1.48%	1.45%	1.45%
Before waivers/reimbursements	1.59%	1.58	%^	1.57%	1.55%	1.57%	1.59%
Class C
Net of waivers/reimbursements	1.50%	1.50	%^	1.50%	1.49%	1.45%	1.45%
Before waivers/reimbursements	1.57%	1.57	%^	1.57%	1.54%	1.55%	1.57%
Advisor Class
Net of waivers/reimbursements	.50%	.50	%^	.50%	.49%	.45%	.45%
Before waivers/reimbursements	.57%	.56	%^	.56%	.54%	.54%	.57%

^	Annualized.

See notes to financial statements.

166	• AB MUNICIPAL INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Municipal Income Fund, Inc. (the “Fund”), comprising, respectively, the AB National Portfolio, AB High Income Municipal Portfolio, AB California Portfolio and AB New York Portfolio, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the period November 1, 2014 to May 31, 2015 and the year ended October 31, 2014, the financial highlights for the year then ended, the period November 1, 2014 to May 31, 2015 and each of the four years in the period ended October 31, 2014, and the statement of cash flows of the AB High Income Municipal Portfolio for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AB Municipal Income Fund, Inc. at May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for the year then ended, the period November 1, 2014 to May 31, 2015 and the year ended October 31, 2014, the financial highlights for the year then ended, the period November 1, 2014 to May 31, 2015 and each of the four years in the period ended October 31, 2014, and the statement of cash flows of the AB High Income Municipal Portfolio for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 29, 2016

AB MUNICIPAL INCOME FUND •	167

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III,(2) Senior Vice President Fred S. Cohen,(2) Vice President Terrance T. Hults,(2) Vice President	Matthew J. Norton,(2) Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Cohen, Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

168	• AB MUNICIPAL INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	109	None

AB MUNICIPAL INCOME FUND •	169

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)

Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.

		109	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2004)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	109	None

170	• AB MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)

Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.

		109	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2004)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	109	None

AB MUNICIPAL INCOME FUND •	171

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	109	None

Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	109	None

172	• AB MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 60 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	109	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	109	None

AB MUNICIPAL INCOME FUND •	173

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	109	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

174	• AB MUNICIPAL INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert B. “Guy” Davidson III 55	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Matthew J. Norton 33	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2011.

Fred S. Cohen 58	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Terrance T. Hults 50	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB MUNICIPAL INCOME FUND •	175

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Municipal Income Fund (the “Fund”) in respect of the following Portfolios (the “Portfolios”):2

California Portfolio

National Portfolio

New York Portfolio

High Income Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolios do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

176	• AB MUNICIPAL INCOME FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	California Portfolio National Portfolio New York Portfolio

High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	High Income Municipal Portfolio

The Portfolios’ net assets on September 30, 2015 are set forth below:

Portfolio	September 30, 2015 Net Assets ($MM)
California Portfolio	$600.7
National Portfolio	$1,079.6
New York Portfolio	$531.3
High Income Municipal Portfolio	$2,043.6

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

AB MUNICIPAL INCOME FUND •	177

The Portfolios’ Investment Advisory Agreements provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount[6]	As a % of Average Daily Net Assets
California Portfolio	$28,887	0.005%
National Portfolio	$29,090	0.003%
New York Portfolio	$29,090	0.005%
High Income Municipal Portfolio	$28,559	0.001%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to each Portfolio’s prospectus update. In addition, set forth below are the gross expense ratios of the Portfolios for the fiscal year ended May 31, 2015 (October 1, 2014 - May 31, 2015):

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End[8]
California Portfolio[9],[10],[11]	Advisor Class A Class B Class C	0.50 0.75 1.50 1.50	% % % %	0.54 0.82 1.57 1.55	% % % %	May 31, 2015

National Portfolio[9,10,11]	Advisor Class A Class B Class C	0.50 0.75 1.50 1.50	% % % %	0.55 0.82 1.57 1.55	% % % %	May 31, 2015

6	The reimbursements are for the fiscal period from November 1, 2014 through May 31, 2015.

7	Annualized.

8	The Fund changed its fiscal year end from October 31 to May 31.

9	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Fund was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.80% to 0.75%.

10	The net expense ratio for Class A shares of the Fund during the fiscal year ended May 31, 2015 was 0.77%.

11	The Fund’s expense ratios exclude interest expense of 0.01% for all share classes.

178	• AB MUNICIPAL INCOME FUND

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End[8]
New York Portfolio[9,10,11]	Advisor Class A Class B Class C	0.50 0.75 1.50 1.50	% % % %	0.56 0.84 1.58 1.57	% % % %	May 31, 2015

High Income Municipal Portfolio[12],[13]	Advisor Class A Class C	0.50 0.80 1.50	% % %	0.56 0.83 1.56	% % %	May 31, 2015

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other

12	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Fund was reduced from 0.30% to 0.25%. The expense cap remained at the same level (80%).

13	The Fund’s expense ratios exclude interest expense of 0.06% for all share classes.

AB MUNICIPAL INCOME FUND •	179

than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.14 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several of the SCB Fund portfolios have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2015 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
California Portfolio	Short Duration California Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

	California Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.435%	0.450%

14	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

180	• AB MUNICIPAL INCOME FUND

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
	Diversified Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.496%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

	New York Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.15,16 Broadridge’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of each Portfolio’s Broadridge Expense Group (“EG”)17 and contractual management fee ranking.18

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continued to be determined by Lipper.

17	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

18	The contractual management fee is calculated by Broadridge using each Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB MUNICIPAL INCOME FUND •	181

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[19]	Broadridge EG Median (%)	Rank
California Portfolio	0.450	0.499	1/14
National Portfolio	0.450	0.474	6/16
New York Portfolio[20]	0.450	0.500	2/12
High Income Municipal Portfolio[20]	0.500	0.507	5/10

Broadridge also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Broadridge Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.21 Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratio rankings are also shown. Pro-forma total expense ratio (italicized) is shown to reflect the Portfolios’ 12b-1 fee reductions.

Portfolio	Expense Ratio (%)[22]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
California Portfolio	0.800	0.815	7/14	0.787	16/30
Pro-forma	0.750	0.815	3/14	0.787	9/30
National Portfolio	0.800	0.803	8/16	0.800	26/54
Pro-forma	0.750	0.803	5/16	0.800	16/54

New York Portfolio	0.800	0.797	8/13	0.782	14/24
Pro-forma	0.750	0.797	4/13	0.782	8/24

High Income Municipal Portfolio	0.800	0.855	3/11	0.864	8/30
Pro-forma	0.800	0.855	3/11	0.864	8/30

19	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any advisory fee waivers or expense reimbursements made by the Adviser that effectively reduce the contractual management fee.

20	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Broadridge is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

21	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

22	Most recently completed fiscal year Class A share total expense ratio.

182	• AB MUNICIPAL INCOME FUND

Based on this analysis, except for National Portfolio and High Income Municipal Portfolio, which have a more favorable ranking on a total expense ratio basis than a contractual management fee basis, the Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis. The Portfolios have lower total expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios increased, with the exception of New York Portfolio, which decreased, during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship, provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

AB MUNICIPAL INCOME FUND •	183

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio		$291
National Portfolio	$	– 0	–
New York Portfolio	$	– 0	–
High Income Municipal Portfolio	$	– 0	–

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$1,187,200	$825
National Portfolio	$1,715,218	$11,724
New York Portfolio	$1,108,141	$5,326
High Income Municipal Portfolio	$2,673,604	$72,123

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$40,198
National Portfolio	$91,743
New York Portfolio	$46,768
High Income Municipal Portfolio	$86,987

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value

184	• AB MUNICIPAL INCOME FUND

and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

24	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB MUNICIPAL INCOME FUND •	185

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance rankings26 of the Portfolios relative to their Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)27 for the period ended July 31, 2015.28

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	4.08	4.25	4.25	10/14	20/34
3 year	3.02	3.46	3.44	11/14	26/32
5 year	4.65	5.41	5.42	13/14	30/31
10 year	4.35	4.44	4.44	9/13	18/28

National Portfolio[29]
1 year	3.47	4.03	3.81	13/16	41/62
3 year	2.34	2.90	2.91	15/16	46/59
5 year	4.48	4.69	4.63	12/16	33/56
10 year	4.21	4.25	4.21	9/16	24/48

New York Portfolio
1 year	3.45	3.91	3.87	11/13	22/26
3 year	1.66	2.11	2.47	13/13	25/26
5 year	3.51	3.96	3.94	13/13	22/23
10 year	3.85	3.98	3.98	11/12	17/22

High Income Municipal Portfolio
1 year	6.20	5.65	5.74	3/11	11/36
3 year	4.36	4.30	4.04	5/11	10/31
5 year	6.87	5.96	6.08	3/11	5/30

26	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Broadridge.

27	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

28	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

29	Prior to the third quarter of 2012, the Portfolio was classified by Lipper as a General Municipal Debt Fund. From the third quarter of 2012 through the present, the Portfolio is classified by Lipper as a General & Insured Municipal Debt Fund.

186	• AB MUNICIPAL INCOME FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)30 versus their benchmarks.31 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.32

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	4.08	3.02	4.65	4.35	6.01	4.87	0.60	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	6.13	4.34	0.72	10
Inception Date: December 29, 1986

National Portfolio	3.48	2.34	4.48	4.21	5.83	4.68	0.59	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	6.13	4.34	0.72	10
Inception Date: December 29, 1986

New York Portfolio	3.46	1.66	3.51	3.85	5.53	4.17	0.58	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	6.13	4.34	0.72	10
Inception Date: December 29, 1986

30	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

31	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

32	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB MUNICIPAL INCOME FUND •	187

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
High Income Municipal Portfolio	6.22	4.36	6.87	N/A	7.34	6.68	1.01	5
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	N/A	4.72	3.84	1.11	5
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

188	• AB MUNICIPAL INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB MUNICIPAL INCOME FUND •	189

AB Family of Funds

NOTES

190	• AB MUNICIPAL INCOME FUND

NOTES

AB MUNICIPAL INCOME FUND •	191

NOTES

192	• AB MUNICIPAL INCOME FUND

AB MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MI-0151-0516

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
-AB California Portfolio	2015	$34,091	$—	$17,655
	2016	$37,288	$—	$23,543
-AB National Portfolio	2015	$35,350	$—	$17,655
	2016	$38,664	$—	$23,543
-AB New York Portfolio	2015	$35,350	$—	$17,655
	2016	$38,664	$—	$23,543
-AB High Income Municipal Portfolio	2015	$42,458	$—	$17,655
	2016	$46,438	$—	$23,543

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-AB California Portfolio	2015	$183,255	$17,655
			$—
			$(17,655)
	2016	$406,088	$23,543
			$(23,543)
-AB National Portfolio	2015	$183,255	$17,655
			$—
			$(17,655)
	2016	$406,088	$23,543
			$—
			$(23,543)
-AB New York Portfolio	2015	$183,255	$17,655
			$—
			$(17,655)
	2016	$406,088	$23,543
			$—
			$(23,543)
-AB High Income Municipal Portfolio	2015	$183,255	$17,655
			$—
			$(17,655)
	2016	$406,088	$23,543
			$—
			$(23,543)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 1, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 1, 2016